PHL Variable
Insurance Company
(a wholly owned subsidiary of
PHL Delaware, LLC)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2021, 2020 and 2019

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Table of Contents

i

Independent Auditors’ Report

The Board of Directors
PHL Variable Insurance Company:

Opinions

We have audited the financial statements of PHL Variable Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2021 and
December 31, 2020, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2021, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2021 and December 31,
2020, and the results of its operations and its cash flows for each of the years in the three-year-period ended
December 31, 2021, in accordance with accounting practices prescribed or permitted by the Connecticut
Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S.
Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of
December 31, 2021 and December 31, 2020, or the results of its operations or its cash flows for each of the years in the three-year-period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of
America (GAAS). Our responsibilities under those standards are further described in the Auditors’
Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and
U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is
also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●     Exercise professional judgment and maintain professional skepticism throughout the audit.
●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedules: Summary of Investments – Other than
Investments in Related Parties, Supplementary Insurance Information, and Supplementary Schedule –
Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, CT
April 1, 2022

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2021	2020
Assets:
Bonds	$1,196,762	$1,343,497
Preferred stock	10,182	18,681
Common stock	2,187	742
Contract loans	70,817	81,504
Mortgage loans	49,276	50,590
Cash, cash equivalents and short-term investments	24,764	58,070
Derivatives	8,803	4,533
Receivables for securities	4,003	1,829
Other invested assets	54,709	52,639
Total cash and invested assets	1,421,503	1,612,085
Deferred and uncollected premium	4,140	2,170
Due and accrued investment income	10,109	11,699
Deferred tax asset	6,123	3,879
Current federal and foreign income tax recoverable	7,739	60,922
Receivable from affiliate	1,989	7,268
Reinsurance amounts receivable	41,240	48,582
Other assets	40,810	47,709
Separate account assets	3,639,317	3,831,235
Total assets	$5,172,970	$5,625,549

Liabilities:
Reserves for future policy benefits	$172,255	$171,502
Payable to affiliate	5,646	2,677
Funds held under coinsurance	1,219,514	1,466,439
Reinsurance payables	48,322	49,850
Net transfers due to (from) separate accounts	(42,096)	(23,575)
Other liabilities	27,067	46,388
Interest maintenance reserve (“IMR”)	34,570	35,173
Asset valuation reserve (“AVR”)	15,378	15,226
Separate account liabilities	3,639,317	3,831,235
Total liabilities	5,119,973	5,594,915

Capital and surplus:
Common stock, $5,000 par value (1,000 shares authorized; 500 shares issued and outstanding)	2,500	2,500
Paid-in surplus	283,333	253,083
Surplus notes	55,000	55,000
Unassigned surplus	(287,836)	(279,949)
Total capital and surplus	52,997	30,634
Total liabilities, capital and surplus	$5,172,970	$5,625,549

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the Years Ended December 31,
	2021	2020	2019
Income:
Premium and annuity considerations	$—	$—	$(1,218,694)
Net investment income	69,487	59,657	70,868
Separate account net gain (loss) from operations	28,248	(10,212)	42,968
Commissions and expense allowances on reinsurance ceded	25,969	15,630	17,839
Reserve adjustments on reinsurance ceded	(199,027)	(154,702)	(154,682)
Fees associated with separate account and other miscellaneous income	71,123	73,199	82,383
Total income	(4,200)	(16,428)	(1,159,318)

Current and future benefits:
Death and disability benefits	—	—	240,036
Annuity benefits and interest on policy funds	—	—	10,121
Surrender benefits	—	—	254,892
Net transfers (from) to separate accounts, net of reinsurance	(453,592)	(449,459)	(176,534)
Change in reserves for future policy benefits	3,611	16,531	(1,501,348)
Total current and future benefits	(449,981)	(432,928)	(1,172,833)

Operating and other expenses:
Commissions	7,132	7,609	48,391
Other operating expenses	14,267	3,783	45,950
Reserve adjustments on modified coinsurance assumed	(38,075)	(51,474)	(43,728)
Other amounts ceded	454,045	447,099	31,594
Premium, payroll and miscellaneous taxes	6,455	6,855	7,204
Total operating and other expenses	443,824	413,872	89,411
Net gain (loss) from operations before federal income taxes	1,957	2,628	(75,896)
Federal and foreign income tax expense (benefit)	(4,760)	1,856	(14,606)
Net income (loss) from operations before realized capital gains (losses)	6,717	772	(61,290)
Realized capital gains (losses), net of income taxes and IMR	(38,296)	(4,825)	(47,857)
Net income (loss)	(31,579)	(4,053)	(109,147)

Changes in capital and surplus:
Change in unrealized capital gains (losses), net of tax	5,327	3,131	(6,449)
Change in deferred income tax	(55)	9,882	(1,323)
Change in non-admitted assets	3,645	(14,330)	(1,294)
Change in liability for reinsurance in unauthorized and certified companies	14,765	(16,994)	—
Change in reserve on account of change in valuation basis	162	—	—
Change in asset valuation reserve	(152)	(228)	(1,137)
Paid-in surplus	30,250	—	102,850
Dividends to shareholders	—	—	(48,100)
Net increase (decrease) in capital and surplus	22,363	(22,592)	(64,600)
Capital and surplus, beginning of year	30,634	53,226	117,826
Capital and surplus, end of year	$52,997	$30,634	$53,226

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Statements of Cash Flows
(in thousands)

	For the Years Ended December 31,
	2021	2020	2019
Cash provided by (used for) operations:
Premiums and annuity considerations	$233,331	$184,013	$450,373
Net investment income	73,110	60,526	71,427
Other income	118,913	87,443	(60,116)
Claims and benefits	(937,912)	(863,742)	(658,069)
Commissions and other expenses	11,214	44,991	(118,536)
Net transfers from (to) separate accounts	462,996	442,445	181,676
Federal income taxes recovered (paid)	59,080	(3,769)	3,249
Net cash provided by (used for) operations	20,732	(48,093)	(129,996)

Cash provided by (used for) investments:
Proceeds from sales, maturities and scheduled repayments of bonds	413,774	271,215	387,458
Proceeds from sales, maturities and scheduled repayments of stocks	29,717	5,757	14,227
Proceeds from sales, maturities and scheduled repayments of mortgage loans	7,895	996	513
Proceeds from sales, maturities and scheduled repayments of other investments	5,205	3,946	29,766
Cost of bonds acquired	(272,994)	(138,315)	(271,324)
Cost of stocks acquired	(52,343)	9,450	39,483
Cost of mortgage loans acquired	(6,600)	(9,066)	(17,645)
Cost of other investments acquired	(11,966)	(33,140)	(114,590)
Net decrease (increase) in contract loans	10,687	3,466	(1,356)
Net cash provided by (used for) investments	123,375	114,309	66,532

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus, less treasury stock	30,250	—	118,850
Dividends to stockholders	—	—	(48,100)
Net deposits (withdrawals) of deposit-type contracts	(4,472)	(1,020)	(13,145)
Other cash provided (applied)	(203,191)	(43,463)	(19,966)
Net cash provided by (used for) financing and miscellaneous uses	(177,413)	(44,483)	37,639
Net decrease in cash and short-term investments	(33,306)	21,733	(25,825)
Cash and short-term investments, beginning of year	58,070	36,337	62,162
Cash and short-term investments, end of year	$24,764	$58,070	$36,337

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.    Description of Business

PHL Variable Insurance Company (“PHL” or the “Company”) is a wholly-owned subsidiary of PHL Delaware, LLC (“PHL Delaware” or the “Parent”). On November 15, 2021, Nassau Insurance Group Holdings, L.P. transferred one hundred percent of the issued and outstanding common stock of the Parent to PHL Holdings, LLC. Effective with the transfer, the Parent and its subsidiaries, including the Company, are no longer owned or controlled by Nassau Financial Group GP Ltd. or any of its subsidiaries. PHL is a provider of life insurance and annuity products. The Company’s life insurance products include universal life, variable universal life and other insurance products. The Company has both single-life and multiple-life products. Under multiple-life policies, several lives may be insured with the policy proceeds paid after the death of the first or last insured. The Company’s annuity products include deferred annuities and fixed indexed annuities. Annuity products accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. The Company‘s fixed indexed annuity products include single premium deferred equity indexed annuities and also single premium fixed indexed annuities. In November 2019, PHL stopped marketing and selling new business.

Effective October 1, 2019, PHL entered into a combined coinsurance funds withheld and modified coinsurance agreement (the “Concord Treaty”) that reinsures the total retained risk in PHL to a wholly-owned captive subsidiary, Concord Re, Inc. (“Concord”), that is licensed in Connecticut. Concord entered into a 30-year excess-of-loss agreement (the “XOL Agreement”) with an affiliate, Nassau Re (Cayman) Ltd. (“NKY”), that provided coverage of up to $200 million in the event assets are not sufficient to pay claims. Effective November 15, 2021, this XOL agreement was novated to Palisado Re, Inc. (“Palisado”), a subsidiary of PHL, and subsequently its coverage was increased to $450 million. The receivable, if any, resulting from the XOL Agreement has been approved by the Connecticut Insurance Department (the “Department”) as an admissible asset on Concord’s financial statements. The business reinsured to Concord experienced increased net losses due to COVID-19 and the economic environment and could continue to in the future.

2.    Summary of Significant Accounting Policies

The significant accounting policies which are used by PHL in the preparation of its statutory financial statements are described below.

Basis of presentation

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the Department. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The differences from U.S. GAAP, while not readily determinable, are presumed to be material. The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
•Under STAT, for universal life and variable annuity contracts, premiums or deposits are recognized as revenue when paid, and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For GAAP, results of wholly owned subsidiaries are consolidated.
•Surplus notes issued by the Company are recognized as surplus for STAT and debt for U.S. GAAP.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as the possibility for elevated mortality and investment market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contract holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Recent accounting pronouncements

In 2020, the NAIC adopted substantive revisions to SSAP No. 32, Preferred Stock, and the corresponding Issue Paper, which update the statutory definition of preferred stock and clarify the measurement and impairment guidance for investments in preferred stock pursuant to the overall objectives of the NAIC’s investment classification project. We adopted these revisions as of their January 1, 2021 effective date and they did not have a material impact on the Company’s financial position or results of operations.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company did not adopt any accounting standards during 2021 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

PHL Delaware serves as the holding company for PHL and does not have any significant operations of its own.

In Connecticut, without prior approval by the insurance commissioner, the aggregate amount of dividends during any twelve month period shall not exceed the greater of (i) 10% of surplus to policyholders for the preceding calendar year or (ii) net gain from operations for such year. Connecticut law states that no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without prior approval of the insurance commissioner. Based on this calculation, PHL has no dividend capacity for 2022.

PHL is required to report risk-based capital (“RBC”) under the insurance company laws of Connecticut. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. PHL has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual, and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in FHLB common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

The Company’s only investment in subsidiary relates to a captive reinsurer formed in 2019. No value is admitted for this investment.

Short-term investments and cash equivalents are carried at amortized cost. PHL considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Other invested assets primarily include limited partnership interests. Partnership interests are carried at cost adjusted for PHL’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment based on the credit review process. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy as noted.

Derivative instruments

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company also uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

The Company values qualified hedges at cost and changes in the value of these hedges are reflected directly through net investment income. For interest rate swaps used to hedge the cash flow variability or reinvestment risks associated with asset purchases, the impact is reflected through net investment income as the difference between income between bond coupons and swap payments.

The Company had no unrealized gain/(loss) for non-qualified hedges representing interest rate swaps as of December 31, 2021, 2020 and 2019.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company uses equity index put and call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index put options primarily to hedge against market risks or the so-called “vega” Greek risk exposure (referring to the sensitivity of the fair value of assets and liabilities to changes in equity volatility) associated with certain annuity products. The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these options is that they are valued at fair or market value, and changes in the value of these options are reflected directly through surplus.

The unrealized gain/(loss) representing equity index options was $3.2 million, $(1.4) million and $9.0 million as of December 31, 2021, 2020 and 2019, respectively.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had no derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, preferred stock, mortgage loans, cash equivalents and short-term investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield to maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. Due and accrued investment income non-admitted was $0.1 million and $0.1 million at December 31, 2021 and 2020, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain deferred tax assets and prepaid expenses, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2021 and 2020 were $13.7 million and $17.3 million, respectively. Non-admitted deferred tax assets (“DTA”) account for $9.4 million and $13.1 million of the total non-admitted asset balance for December 31, 2021 and 2020, respectively. Changes for the years ended December 31, 2021, 2020 and 2019 increased (decreased) surplus by $3.6 million, $(14.3) million and $(1.3) million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contract holders who can either choose to bear the full investment risk or can choose guaranteed investment earnings subject to certain conditions.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
For contract holders who bear the investment risk, investment income and investment gains and losses accrue directly to such contract holders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of PHL. The assets and liabilities are carried at fair value in accordance with SSAP No. 56, Separate Accounts, except for fixed index annuity contracts. Fixed index annuity contracts are accounted for at book value in accordance with Commissioner approval under Connecticut General Statute §38a-433. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contract holders for management services are included in revenues.

Appreciation or depreciation of PHL’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contract holders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

PHL’s separate account products include variable annuities, indexed annuities and variable life insurance contracts. Many of PHL’s annuity contracts include various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with Actuarial Guideline (“AG”) 43 for indexed annuities and Valuation Manual Section 21 (“VM-21”) for variable annuities.

For Market Value Adjusted separate accounts, contract holders are credited interest at a guaranteed rate if the account is held until the end of the guarantee period. If funds are withdrawn from the account prior to the end of the guarantee period, a market value adjustment is applied, which means that the funds received may be higher or lower than the account value, depending on whether current interest rates are higher, lower or equal to the guaranteed interest rate. In these separate accounts, appreciation or depreciation of assets, undistributed net investment income and investment or other sundry expenses are reflected as net income or loss in PHL’s interest in the separate accounts and transferred to the general account.

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1980 CSO mortality table is used as the mortality basis are determined using a modified preliminary term reserve method. In addition, for certain products issued on or after January 1, 2000, PHL adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and deficiency reserve, and PHL’s X factors for the deficiency reserve. Annuity reserves principally use AG33 and AG35 to calculate reserve balances without guarantees, AG43 to calculate fixed indexed annuity (FIA) reserve balances with guarantees and VM-21 to calculate variable annuity reserves. AG33 and AG35 use prescribed methods and assumptions to determine the minimum statutory reserves. AG43 requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Conditional Tail Expectation Amount (“CTE”). VM-21 requires stochastic projections to calculate CTE amounts under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2021 and 2020, the Company calculated its reserves for variable annuity products with guaranteed minimum death, accumulation and withdrawal benefits under VM-21. The Company calculates FIA reserves under the SSA of AG43, which exceeded the CTE scenario.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Claim and loss liabilities are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred.

For deposit-type variable annuity contracts in the accumulation stage, PHL reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from separate accounts.

Reinsurance

PHL utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Other amounts ceded on the statements of income and changes in capital and surplus reflect certain adjustments related to the reinsurance arrangement with Concord including interest on funds withheld, separate account income and other initial coinsurance reserve adjustments for contract claims.

Dividends

Without prior approval by the Insurance Commissioner for the State of Connecticut, the aggregate amounts of dividends to stockholders during any 12 month period shall not exceed the greater of 10% of surplus for the preceding calendar year or net gain from operations for such year.

Connecticut General Statute §38a-136(h)(3) states that no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without prior approval of the Insurance Commissioner. Accordingly, the Company has no dividend capacity for 2022.

The Company paid an extraordinary dividend, with the approval of the Department, of $48.1 million on December 12, 2019 to its Parent.

Income taxes

For 2020, the Company filed a consolidated tax return with Concord. For 2021,the Company will file a consolidated tax return with Concord and a newly formed affiliate, Palisado. The Company entered into a tax sharing agreement with Palisado effective for 2021 and will continue the existing tax sharing agreement with Concord. For tax year 2021, the Company's taxable income will be offset by Concord. Under the terms of the tax sharing agreement the companies will not cash settle the intercompany liability and the benefit of the utilized net operating losses has been recognized as a benefit in the effective rate reconciliation.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

Surplus notes

On December 28, 2018, the Company issued 9.75% surplus notes that are due December 28, 2048 with a face value of $25.0 million. Interest and principal payments require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under Connecticut insurance law. The interest on the notes is scheduled to be paid on December 28 of each year, commencing December 28, 2019. The Company did not request approval and made no interest payments for these notes in 2021. The 9.75% surplus notes may be redeemed at the option of PHL at any time at the “make-whole” redemption price set forth in the Note Purchase Agreement. Connecticut insurance law provides that the notes are not part of the legal liabilities of PHL. PHL Holdings LLC (“PHL Holdings”), the parent company of PHL Delaware, holds the full balance of the notes.

On December 30, 2013, the Company issued 10.5% surplus notes that are due December 30, 2043 with a face value of $30.0 million. Interest and principal payments require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under Connecticut insurance law. The interest on the notes is scheduled to be paid on December 30 of each year, commencing December 30, 2014. The Company did not request approval and made no interest payments for these notes in 2021, 2020 or 2019. The 10.5% surplus notes may be redeemed at the option of PHL at any time at the “make-whole” redemption price set forth in the Note Purchase Agreement. Connecticut insurance law provides that the notes are not part of the legal liabilities of PHL. PHL Holdings holds the full balance of the notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/30/2013	10.50%	$30.0	Y	$30.0	$30.0	$9,450.0
1001	12/28/2018	9.75%	25.0	Y	25.0	25.0	7,313.0
Total			$55.0		$55.0	$55.0	$16,763.0

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$—	$15,750.0	N/A	$—	$—	12/30/2043
1001	—	—	N/A	—	—	12/28/2048
Total	$—	$15,750.0		$—	$—

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$30.0	$30.0	N
1001	N	N	N	N	Cash	25.0	25.0	N
Total						$55.0	$55.0

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(806.3)

Surplus

The portion of unassigned surplus increased/(reduced) by cumulative unrealized gains/losses was $4.6 million and $(2.2) million as of December 31, 2021 and 2020, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $806.3 million to gross paid-in and contributed surplus as of December 31, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the Department.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Non-cash capital contribution of subsidiaries;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Inception Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Statement of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2021, 2020 and 2019, respectively as shown below, ceded under the Concord Treaty:

•$233.2 million, $171.6 million and $1,681.4 million of premium and annuity considerations for the years ended December 31, 2021, 2020 and 2019, respectively;
•$736.7 million, $692.7 million and $95.0 million of policyholder benefits for the years ended December 31, 2021, 2020 and 2019, respectively; and
•$(246.9) million, ($76.4) million and $1,578.8 million change in funds withheld account December 31, 2021, 2020 and 2019, respectively.

The Statements of Cash Flows also excluded the following significant non-cash items for the years ended December 31, 2021, 2020 and 2019:

•$13.4 million non-cash capital contribution to Concord for intercompany receivable relating to 2019 Concord tax liability.
•$7.8 million, $15.2 million and $12.1 million of non-cash investment exchanges for the years ended December 31, 2021, 2020 and 2019, respectively.

3.    Investments

Information pertaining to PHL’s investments, net investment income and capital gains and losses on investments follows.

Bonds, preferred stock and common stock

The carrying value and fair value of investments in bonds, preferred stock and common stock as of December 31, 2021 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$49,706	$404	$(67)	$50,043
All other governments	7,966	1,637	(6)	9,597
Political subdivisions	20,728	1,797	(14)	22,511
Special revenue	34,284	4,212	(58)	38,438
Industrial and miscellaneous (unaffiliated)	694,587	81,926	(2,502)	774,011
Hybrid securities	12,199	1,024	(2)	13,221
Mortgage-backed and asset-backed securities	377,292	12,534	(15,595)	374,231
Total bonds	$1,196,762	$103,534	$(18,244)	$1,282,052

Preferred Stock	$10,182	$162	$—	$10,344
Common Stock	$2,187	$—	$—	$2,187

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The carrying value and fair value of investments in bonds, preferred stock and common stock as of December 31, 2020 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$22,541	$571	$(8)	$23,104
All other governments	10,473	2,057	(10)	12,520
Political subdivisions	30,823	1,961	(95)	32,689
Special revenue	43,362	6,082	(1)	49,443
Industrial and miscellaneous (unaffiliated)	510,676	74,350	(2,878)	582,148
Parent, subsidiaries and affiliates	5,010	38	(738)	4,310
Hybrid securities	25,845	1,358	(1,788)	25,415
Mortgage-backed and asset-backed securities	694,767	48,977	(20,733)	723,011
Total bonds	$1,343,497	$135,394	$(26,251)	$1,452,640

Preferred Stock	$18,681	$898	$—	$19,579
Common Stock	$742	$—	$—	$742

The gross unrealized capital gains (losses) on bonds, preferred and common stock were not reflected in surplus for the years ended December 31, 2021 and 2020.

The aging of temporarily impaired general account debt securities and preferred stock as of December 31, 2021 is as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$32,000	$(38)	$467	$(29)	$32,467	$(67)
All other governments	934	(6)	—	—	934	(6)
Political subdivisions	20	—	1,003	(14)	1,023	(14)
Special revenue	1,524	(58)	—	—	1,524	(58)
Industrial and miscellaneous	79,642	(1,299)	7,759	(1,203)	87,401	(2,502)
Hybrid securities	498	(2)	—	—	498	(2)
Mortgage-backed and asset-backed securities	65,867	(2,651)	69,325	(12,944)	135,192	(15,595)
Total bonds	$180,485	$(4,054)	$78,554	$(14,190)	$259,039	$(18,244)
Number of positions at unrealized loss		157		43		200

There are 10 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $1.5 million.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
As of December 31, 2021, securities in an unrealized loss position for greater than 12 months consisted of 43 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2020 is as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$488	$(8)	$—	$—	$488	$(8)
All other governments	930	(10)	—	—	930	(10)
Political subdivisions	6,004	(95)	—	—	6,004	(95)
Special revenue	1,043	(1)	—	—	1,043	(1)
Industrial and miscellaneous	23,598	(2,878)	—	—	23,598	(2,878)
Parent, subsidiaries and affiliates	2,337	(738)	—	—	2,337	(738)
Hybrid securities	2,146	(58)	6,170	(1,730)	8,316	(1,788)
Mortgage-backed and asset-backed securities	167,277	(10,909)	91,298	(9,824)	258,575	(20,733)
Total bonds	$203,823	$(14,697)	$97,468	$(11,554)	$301,291	$(26,251)
Number of positions at unrealized loss		137		41		178

There are 2 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $0.1 million.

As of December 31, 2020, securities in an unrealized loss position for greater than 12 months consisted of 41 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The carrying value and fair value of bonds as of December 31, 2021 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$49,406	$52,435
Due after one year through five years	312,500	317,424
Due after five years through ten years	286,023	300,092
Due after ten years	548,833	612,101
Total	$1,196,762	$1,282,052

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or PHL may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying values of PHL’s impaired securities were $0.9 million and $4.8 million as of December 31, 2021 and 2020, respectively. The realized losses on OTTIs for impaired securities were $2.5 million, $4.7 million and $17.7 million in 2021, 2020 and 2019, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

As of December 31, 2021, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2021 and 2020, the market values of mortgage loans were $50.6 million and $52.8 million, respectively.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2021	2020

Industrial	$5,089	$5,570
Multifamily	17,433	17,604
Office	10,227	17,239
Retail	12,829	6,345
Self-storage	3,818	3,933
Total mortgage loans	49,396	50,691
Less: Allowance for loan losses	120	101
Net mortgage loans	$49,276	$50,590

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2021	2020

East North Central	$14,631	$21,669
Mountain	5,441	5,541
Pacific	10,489	10,769
South Atlantic	14,049	7,764
West South Central	4,786	4,948
Total mortgage loans	49,396	50,691
Less: Allowance for loan losses	120	101
Net mortgage loans	$49,276	$50,590

The following table summarizes our commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2021
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$8,272	$—	$—	$—	$—	$—	$8,272
50% - 60%	—	10,602	4,776	3,810	—	—	19,188
60% - 70%	21,816	—	—	—	—	—	21,816
70% - 80%	—	—	—	—	—	—	—
80% and greater	—	—	—	—	—	—	—
Total	$30,088	$10,602	$4,776	$3,810	$—	$—	$49,276

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2020
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$8,839	$—	$—	$3,925	$—	$—	$12,764
50% - 60%	—	5,277	5,530	—	—	—	10,807
60% - 70%	4,938	4,990	4,022	6,737	—	—	20,687
70% - 80%	—	—	6,332	—	—	—	6,332
80% and greater	—	—	—	—	—	—	—
Total	$13,777	$10,267	$15,884	$10,662	$—	$—	$50,590

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company held $49.4 million CM1 loans as of December 31, 2021 and $40.0 million CM1 loans and $10.7 million CM2 loans as of December 31, 2020. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2021 and 2020 was 65% and 65%, respectively. All loans are current as of December 31, 2021 and 2020.

During 2021, the minimum and maximum lending rates for mortgage loans were 3.5% and 4.7%, respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2021, 2020 or 2019.

Other invested assets

Other invested assets as of December 31 are summarized below:

	2021	2020

Private equity	$13,841	$8,558
Direct equity	8,361	9,797
Credit funds	10,340	9,336
Collateralized fund obligation	10,453	11,269
Other alternative assets	6,050	8,054
Mezzanine partnerships	5,664	5,625
Total other invested assets	$54,709	$52,639

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $99.2 million and $41.6 million as of December 31, 2021 and 2020, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2021	2020
Put options:
Notional amount	$106,465	$91,947
Fair value	$7,273	$3,040
Carrying value	$7,273	$3,040

Call options:
Notional amount	$24,429	$23,306
Fair value	$1,530	$1,493
Carrying value	$1,530	$1,493

Interest rate swaps:
Notional amount	$100,000	$50,000
Fair value	$(2,668)	$260
Carrying value	$—	$—

Offsetting and netting of assets and liabilities

For the year ended December 31, 2021, the Company had net derivative assets of $8.8 million, which represented $14.9 million of gross derivative assets offset by $6.1 million in derivative liabilities. For the year ended December 31, 2020, the Company had net derivative assets of $4.5 million, which represented $7.3 million of gross derivative assets offset by $2.8 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate to statutory requirements of various jurisdictions, FHLB capital stock and derivative collateral pledged to counterparties. Total restricted assets were $3.7 million and $1.6 million as of December 31, 2021 and 2020, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus. Restricted assets also included $0.3 million and $0 of derivative collateral pledged to counterparties for the years ended December 31, 2021 and 2020, respectively.

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $10.2 million. The Company calculated this amount in accordance with Connecticut General Statute §38a-55, Hypothecation of Assets, whereby a domestic insurer may not pledge, hypothecate or otherwise encumber its assets to secure its debt in excess of the lesser of 5% of admitted assets or 25% of surplus as reported in its last financial statement filed with the commissioner. The Company owned $0.4 million and $0.4 million of FHLB capital stock as of December 31, 2021 and 2020, respectively, which was not eligible for redemption.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	1	1	$414	$1,300	$430	$1,133
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	—	—	—	—	—	—
(4) Preferred Stock - Fair Value	1	—	1,317	—	1,317	—
(5) Total (1+2+3+4)	2	1	$1,731	$1,300	$1,747	$1,133
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

The table below provides the Company’s loss tracking for subsidiary, controlled and affiliated (“SCA”) entities:

	Reporting Entity’s Share of SCA’s Net Income (Losses)	Accumulated Share of SCA’s Net Income (Losses)	Reporting Entity’s Share of SCA’s Equity including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	Amount of the Recognized Guarantee under SSAP No. 5R

Concord	$(41,313)	$(251,850)	$(204,111)	No	$—

Concord, with the explicit permission of the Department, was authorized in conjunction with the XOL Agreement to admit a receivable (the “XOL Asset”) and to not record a deferred tax liability on the XOL Asset. The Company had no guaranteed obligation or commitment for financial support to Concord and admitted no value in this subsidiary for the years ended December 31, 2021 and 2020.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Concentrations of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. We classify debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in our portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2021, we were not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were the University of California, Goldman Sachs Group, Inc., Iberdrola, SA, Fortis TCI Limited and TriState Generation and Transmission Association, Inc.. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We use ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2021	2020	2019

Bonds	$52,649	$60,222	$72,313
Preferred stock	4,449	452	960
Common stock	6	12	187
Mortgage loans	2,255	2,924	1,560
Contract loans	3,156	4,038	3,744
Cash and short-term investments	147	455	372
Other invested assets	14,976	1,815	3,136
Miscellaneous income	—	—	1,113
Derivative instruments	978	48	(420)
Amortization of IMR	4,044	3,447	2,417
Less:
Interest expense	—	—	—
Other investment expenses	13,173	13,756	14,514
Net investment income	$69,487	$59,657	$70,868

For the year ended December 31, 2021, the Company had 9 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.5 million. For the year ended December 31, 2020, the Company had 15 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.7 million. For the year ended December 31, 2019, the Company had 18 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $2.3 million.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2021	2020	2019	2021	2020	2019

Bonds	$(789)	$(3,104)	$(13,393)	$(656)	$(163)	$306
Investments in affiliates	(30,250)	898	(48,635)	—	—	—
Preferred stock	186	126	589	365	—	—
Common stock	—	(119)	175	(50)	38	16
Short-term investments	—	—	—	—	—	—
Other invested assets	(1,250)	—	—	3,846	2,579	486
Derivative instruments	(7,329)	(3,880)	15,322	3,238	1,510	(8,971)
Mortgage loans	(19)	2	(35)	—	—	—
Income tax benefit (expense)	1,155	1,252	(1,880)	(1,416)	(833)	1,714
Net capital gains (losses)	$(38,296)	$(4,825)	$(47,857)	$5,327	$3,131	$(6,449)

Realized losses include invested asset other-than-temporary impairments of $32.7 million, $4.7 million and $51.5 million for the years ended December 31, 2021, 2020 and 2019, respectively. In 2021, PHL recorded an other-than-temporary impairment of $30.3 million for its investment in Palisado. In 2019, PHL recorded an other-than-temporary impairment of $48.6 million for its investment in Concord, which reflected realization of inception to date operating losses of $33.8 million and a write off of the remaining investment balance of $14.8 million. Due to the uncertainty as to the timing and amount of Concord’s future earnings and the long duration of the reinsurance agreement, the carrying value of Concord was written down to zero as an other-than-temporary impairment.

The proceeds and related gross realized gains and losses from sales of stocks and bonds, for the years ended December 31 were as follows:

	2021	2020	2019

Proceeds from sales	$381,880	$273,489	$415,167
Gross gains on sales	14,661	19,773	15,874
Gross losses on sales	7,754	(9,311)	(4,034)

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
4.    Reserves for Future Policy Benefits and Reinsurance

PHL’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2021	2020

Life insurance reserves	$1,807,689	$1,880,320
Annuity reserves	341,428	297,407
Deficiency reserves	19,741	20,556
Various	178,326	224,590
Total before reinsurance ceded	2,347,184	2,422,873
Less: Reinsurance ceded	2,174,929	2,251,371
Reserves for future policy benefits	$172,255	$171,502

Ceded reserves for 2021 and 2020 include the reserves ceded to Concord as further discussed in the reinsurance section of this footnote.

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

For a policy on which the substandard extra premiums are based upon a multiple of standard mortality, the sub-standard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2021 and 2020, the Company had $1.5 billion and $1.6 billion, respectively of life insurance in force for which the gross premiums are less than net premiums according to the standard of valuation set by the Department. Reserves to cover the above insurance totaled $19.7 million and $20.6 million as of December 31, 2021 and 2020, respectively.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Given all actuarial risks are transferred to third-party and affiliate reinsurers, no cash flow testing analysis was performed as of December 31, 2021.

In 2021, PHL updated its mortality method for a small subset of payout annuities with a guaranteed payout annuity floor rider. This was recorded as a change in reserve basis and resulted in a beginning reserve reduction of $0.2 million for the year ending December 31, 2021.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2021
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$86,337	$2,130,801	$—	$2,217,138	56%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	969,985	969,985	25%
Subtotal	86,337	2,130,801	969,985	3,187,123	81%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	188,702	287,783	—	476,485	12%
- not subject to discretionary withdrawal	244,605	—	10,284	254,889	7%
Total individual annuity actuarial reserves	519,644	2,418,584	980,269	3,918,497	100%
Less: Reinsurance ceded	(422,611)	—	—	(422,611)
Total individual annuity actuarial reserves, net of reinsurance	$97,033	$2,418,584	$980,269	$3,495,886

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$95,226	$2,580,001	$—	$2,675,227	64%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	985,752	985,752	24%
Subtotal	95,226	2,580,001	985,752	3,660,979	88%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	191,074	64,389	—	255,463	6%
- not subject to discretionary withdrawal	226,436	—	7,305	233,741	6%
Total individual annuity actuarial reserves	512,736	2,644,390	993,057	4,150,183	100%
Less: Reinsurance ceded	(426,103)	—	—	(426,103)
Total individual annuity actuarial reserves, net of reinsurance	$86,633	$2,644,390	$993,057	$3,724,080

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2021
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	994	994	3%
Subtotal	—	—	994	994	3%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	22,519	—	—	22,519	62%
Not subject to discretionary withdrawal	12,458	—	—	12,458	35%
Total deposit fund liabilities	34,977	—	994	35,971	100%
Less: Reinsurance ceded	(34,977)	—	—	(34,977)
Total deposit fund liabilities, net of reinsurance	$—	$—	$994	$994

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,146	1,146	3%
Subtotal	—	—	1,146	1,146	3%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	20,186	—	—	20,186	50%
Not subject to discretionary withdrawal	18,665	—	—	18,665	47%
Total deposit fund liabilities	38,851	—	1,146	39,997	100%
Less: Reinsurance ceded	(38,851)	—	—	(38,851)
Total deposit fund liabilities, net of reinsurance	$—	$—	$1,146	$1,146

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2021:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$97,033
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	—
Exhibit 7, Deposit-type contracts, line 14, column 1	—
Subtotal	97,033

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	3,392,498
Exhibit 3, Line 0399999, column 2	6,355
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	994
Subtotal	3,399,847
Combined total	$3,496,880

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2021 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$27,325	$27,325	$126,575	$—	$—	$—
- Universal life	563,410	515,779	579,186	—	—	—
- Universal life with secondary guarantees	123,007	111,904	489,260	—	—	—
- Indexed universal life	21,076	19,922	20,213	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,496	7,496	12,013	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	22,282	22,260	22,119	165,971	165,547	165,663
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	549,618	XXX	XXX	—
- Accidental death benefits	XXX	XXX	257	XXX	XXX	—
- Disability-active lives	XXX	XXX	4,413	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	4,034	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	19,853	XXX	XXX	—

Total (gross: direct + assumed)	764,596	704,686	1,827,541	165,971	165,547	165,663
Less: Reinsurance ceded	693,783	633,874	1,752,318	—	—	—
Total, net	$70,813	$70,812	$75,223	$165,971	$165,547	$165,663

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2020 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$20,830	$20,830	$119,946	$—	$—	$—
- Universal life	646,613	547,362	650,977	—	—	—
- Universal life with secondary guarantees	136,113	119,306	497,145	—	—	—
- Indexed universal life	22,409	20,895	21,362	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	5,551	5,551	10,143	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	20,045	19,854	22,887	147,651	146,242	146,339
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	557,862	XXX	XXX	—
- Accidental death benefits	XXX	XXX	242	XXX	XXX	—
- Disability-active lives	XXX	XXX	4,865	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	4,006	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	20,704	XXX	XXX	—

Total (gross: direct + assumed)	851,561	733,798	1,910,139	147,651	146,242	146,339
Less: Reinsurance ceded	770,070	652,307	1,825,267	—	—	—
Total, net	$81,491	$81,491	$84,872	$147,651	$146,242	$146,339

Reconciliation of total life insurance for the year ended December 31, 2021:

Amount

Exhibit 5, Life insurance section, total (net)	$75,223
Exhibit 5, Accidental death benefits section, total (net)	—
Exhibit 5, Disability active lives section, total (net)	—
Exhibit 5, Disability disabled lives section, total (net)	—
Exhibit 5, Miscellaneous reserves section, total (net)	—
Subtotal	75,223

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	165,663
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	165,663
Combined total	$240,886

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reinsurance

The Company’s reinsurance program varies based on the type of risk, for example:

•Effective October 1, 2019, the Company entered into a reinsurance agreement with Concord to reinsure all of the Company’s net retained business on a coinsurance funds withheld and modified coinsurance basis. The Company entered into the agreement to manage its long-term risk exposure and liquidity. The reserves ceded to Concord for these policies were $1.5 billion for the years ended December 31, 2021 and 2020.
•Effective October 1, 2017, the Company entered into an aggregate excess of loss reinsurance agreement with an affiliate reinsurer to reinsure aggregate losses on certain universal life contracts in excess of the annual attachment points specified in the treaty. The Company entered into the reinsurance treaty to manage surplus volatility associated with the Company's mortality risk.
•Effective April 1, 2016, the Company entered into a MODCO treaty with affiliate Nassau Re (Cayman) Ltd., to reinsure 50% of the existing inforce business and future sales of the Company's fixed indexed annuity contracts. Under MODCO reinsurance, the assets held for the reinsured policies, and the liabilities associated with the business are retained by the Company, and the economic risks and rewards related to the business will be ceded to Nassau Re (Cayman) Ltd. through MODCO adjustments. Effective July 1, 2017 (“Amendment Date”), the treaty was amended to include reinsurance coverage on new Term business issued on or after the Amendment Date. Effective October 1, 2018, new issues of FIA were no longer reinsured under the treaty.
•Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with affiliate Nassau Life Insurance Company (“NNY”). This agreement provides that NNY will retrocede, and the Company will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by NNY from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by NNY and the Company will receive the economic risks and rewards related to the assumed business through MODCO adjustments. Effective March 31, 2021, PHL entered into a MODCO reinsurance agreement, whereby PHL retroceded and NLA reinsures 100% of these policies assumed by PHL from NNY. As of the effective date, NLA receives the economic risks and rewards related to the assumed business through MODCO adjustments. The Company received a ceding commission of $150 million for this reinsurance transaction, which was paid to Concord who reinsures that business under the existing Coinsurance Funds Withheld arrangement. In addition, Concord prepaid a portion of its future operating expenses. With the explicit permission of the Department, Concord was authorized to admit the prepaid expenses as an asset and as security supporting the reinsurance arrangement.
•For business sold prior to December 31, 2010, our retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, our retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•Effective October 1, 2009, the Company ceded all benefit risks, net of existing reinsurance, on all the remaining term insurance that was not part of the November 30, 2008 transaction.
•Effective November 30, 2008, the Company ceded all the benefit risks, net of existing reinsurance, on all the term life business inforce as of December 31, 2008, excluding the term plans introduced in 2008.
•Effective September 30, 2008, the Company entered into an agreement with affiliate NNY, to cede 90% of all the benefit risks on Phoenix Accumulator Universal Life III and IV policies sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $65.4 million and $73.3 million at December 31, 2021 and 2020, respectively.
•On October 8, 2007, the Company entered into a reinsurance agreement, which covers 60% of the base contract for the Phoenix Portfolio Advisors deferred variable annuity. Any riders are not covered.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2021	2020	2019

Direct premiums and annuity considerations	$377,147	$297,031	$633,019
Reinsurance assumed - non-affiliate	531	974	735
Reinsurance assumed - affiliate	5,771	5,838	6,205
Reinsurance ceded - non-affiliate	(119,121)	(96,128)	(138,459)
Reinsurance ceded - affiliate	(264,328)	(207,715)	(1,720,194)
Net premiums and annuity considerations	$—	$—	$(1,218,694)

Direct commissions and expense allowance	$6,738	$7,255	$48,038
Reinsurance assumed - non-affiliate	125	100	105
Reinsurance assumed - affiliate	269	254	248
Reinsurance ceded - non-affiliate	(1,529)	(551)	(2,156)
Reinsurance ceded - affiliate	(24,440)	(15,080)	(15,684)
Net commissions and expense allowance	$(18,837)	$(8,022)	$30,551

Direct policy and contract claims incurred	$755,040	$649,391	$536,255
Reinsurance assumed - non-affiliate	2,852	1,647	1,729
Reinsurance assumed - affiliate	23,340	35,060	26,400
Reinsurance ceded - non-affiliate	(207,092)	(140,468)	(121,524)
Reinsurance ceded - affiliate	(574,140)	(545,630)	(192,703)
Net policy and contract claims incurred	$—	$—	$250,157

Direct policy and contract claims payable	$193,091	$174,090
Reinsurance assumed - non-affiliate	522	(47)
Reinsurance assumed - affiliate	—	—
Reinsurance ceded - non-affiliate	(61,521)	(33,439)
Reinsurance ceded - affiliate	(125,058)	(132,336)
Net policy and contract claims payable	$7,034	$8,268

Direct life insurance in force	$36,969,942	$38,939,484
Reinsurance assumed	1,655,353	1,566,621
Reinsurance ceded	(38,625,295)	(40,506,105)
Net insurance in force	$—	$—

In the event all, including affiliated, reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $224.3 million, $240.7 million and $79.6 million for the years ended December 31, 2021, 2020 and 2019, respectively.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company entered into a multi-product reinsurance agreement with Concord in 2019 to manage the Company’s long-term risk exposure. Included in the multi-product reinsurance agreement are variable annuity contracts containing guaranteed minimum death benefits and guaranteed living benefits. Reserves for variable annuity products ceded by the Company and assumed by the affiliate captive reinsurer follow the same reserve methodology under VM-21 and total $177.1 million, of which $7.3 million is held in respect of the guarantees.

The reserve credit taken by the Company for variable annuities ceded to Concord is $177.1 million, which is supported by $177.1 million of funds withheld collateral consisting of cash and bonds held at statutory carrying value.

The Company has a treaty with Concord, a captive reinsurer in which a risk-based capital shortfall exists per the risk-based capital XXX/AXXX captive reinsurance consolidated exhibit in the amount of $11,670.0 million. Below is the impact of the RBC shortfall on the TAC:

TAC	RBC Shortfall	TAC before RBC Shortfall
(in millions)

$56,706.0	$11,670.0	$68,376.0

The Company had no cessions to captive reinsurers in which a non-zero primary security shortfall exists.

5.     Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$16	$16
Ordinary renewal	6,306	4,124
Total	$6,322	$4,140

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$17	$4
Ordinary renewal	4,579	2,166
Total	$4,596	$2,170

6.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: Variable annuity, fixed indexed annuity and variable universal life. Separate account products are authorized by Connecticut General Statute §38a-433 as discussed in Footnote 2.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Effective July 2018, the Company started accounting for fixed indexed annuity contracts at book value in accordance with Commissioner approval under Connecticut General Statute §38a-433. All remaining separate accounts are accounted for at fair value in accordance with SSAP No. 56.

In accordance with the products/transactions recorded within the separate account, all assets are considered legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2021 and 2020, the Company’s separate account statement included legally insulated assets of $3,639.3 million and $3,831.2 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2021, the general account of the Company had a maximum guarantee for separate account liabilities of $176.3 million. To compensate the general account for the risk taken, the separate account paid risk charges of $49.1 million, $51.2 million, $49.9 million, $49.4 million and $49.1 million for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively. The general account paid $8.4 million, $7.2 million, $6.3 million, $6.6 million and $6.1 million relating to separate account guarantees for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

The Company does not engage in securities lending transactions within the separate accounts.
Surrenders and withdrawals were $364.5 million, $361.1 million and $368.6 million for the years ended December 31, 2021, 2020, and 2019, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

The analysis of PHL’s separate accounts as of December 31, 2021 was as follows:

	Guaranteed	Non- guaranteed	Total

Premium considerations or deposits for the year ended December 31, 2021	$161	$10,791	$10,952
Reserves for account with assets at fair value as of December 31, 2021	$5,489	$1,146,927	$1,152,416
Reserves for account with assets at amortized cost as of December 31, 2021	2,413,026	—	2,413,026
Total reserves	$2,418,515	$1,146,927	$3,565,442
By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—
With market value adjustment	2,407,193	—	2,407,193
At fair value	—	1,136,643	1,136,643
At market value without fair value adjustment and with current surrender charge less than 5%	11,322	—	11,322
Not subject to discretionary withdrawal	—	10,284	10,284
Total	$2,418,515	$1,146,927	$3,565,442

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The analysis of PHL’s separate accounts as of December 31, 2020 was as follows:

	Guaranteed	Non- guaranteed	Total

Premium considerations or deposits for the year ended December 31, 2020	$320	$9,228	$9,548
Reserves for account with assets at fair value as of December 31, 2020	$5,979	$1,140,542	$1,146,521
Reserves for account with assets at amortized cost as of December 31, 2020	2,638,412	—	2,638,412
Total reserves	$2,644,391	$1,140,542	$3,784,933
By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—
With market value adjustment	2,631,686	—	2,631,686
At fair value	—	1,133,237	1,133,237
At market value without fair value adjustment and with current surrender charge less than 5%	12,705	—	12,705
Not subject to discretionary withdrawal	—	7,305	7,305
Total	$2,644,391	$1,140,542	$3,784,933

The net transfers to and from the separate accounts, included in annuity deposit funds and net transfers to separate accounts in the Statements of Income and Changes in Capital and Surplus at December 31, 2021 and 2020 were as follows:

	2021	2020	2019

Transfers to separate accounts	$9,501	$8,158	$279,343
Transfers from separate accounts	(462,744)	(457,656)	(455,899)
Net transfers from (to) separate account	(453,243)	(449,498)	(176,556)
Reconciling adjustments:
MODCO allowance	(349)	39	22
Change in FIA S/A holdback	—	—	—
Total adjustments	(349)	39	22
Adjusted transfers from (to) separate accounts	(453,592)	(449,459)	(176,534)
Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(453,592)	$(449,459)	$(176,534)

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
7.     Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$38,089	$2,226	$40,315	$46,938	$50	$46,988	$(8,849)	$2,176	$(6,673)
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	38,089	2,226	40,315	46,938	50	46,988	(8,849)	2,176	(6,673)
Less: Deferred tax assets non-admitted	9,367	—	9,367	686	—	686	8,681	—	8,681
Subtotal net admitted deferred tax assets	28,722	2,226	30,948	46,252	50	46,302	(17,530)	2,176	(15,354)
Less: Deferred tax liabilities	17,538	7,287	24,825	42,241	182	42,423	(24,703)	7,105	(17,598)
Net deferred tax assets	$11,184	$(5,061)	$6,123	$4,011	$(132)	$3,879	$7,173	$(4,929)	$2,244

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be be realized after application of the threshold limitation	11,184	(5,061)	6,123	4,011	(132)	3,879	7,173	(4,929)	2,244
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	11,184	(5,061)	6,123	4,011	(132)	3,879	7,173	(4,929)	2,244
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	7,031	XXX	XXX	4,013	XXX	XXX	3,018
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	17,538	7,287	24,825	42,241	182	42,423	(24,703)	7,105	(17,598)
Deferred tax assets admitted as the result of application of SSAP 101	$28,722	$2,226	$30,948	$46,252	$50	$46,302	$(17,530)	$2,176	$(15,354)

	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	617%	424%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$46,874	$26,755

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$38,089	$2,226	$46,938	$50	$(8,849)	$2,176
% of total adjusted gross DTAs	100%	100%	100%	100%	—%	—%
Net admitted adjusted DTAs	$28,722	$2,226	$46,252	$50	$(17,530)	$2,176
% of total net admitted adjusted gross DTAs	39%	100%	9%	100%	30%	—%

Management believes that prudent and feasible tax planning strategies and future taxable income relating primarily to new originating differences constitute sufficient positive evidence to support that it is more likely than not that the Company will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2021 and 2020 were as follows:

	2021	2020	Change
Current income tax:
Federal	$(4,760)	$1,856	$(6,616)
Subtotal	(4,760)	1,856	(6,616)
Federal income tax on net capital gains (losses)	(1,155)	(1,253)	98
Federal and foreign income tax expense (benefit) incurred	$(5,915)	$603	$(6,518)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$10,135	$12,505	$(2,370)
Investments	812	1,410	(598)
Deferred acquisition costs	20,786	13,337	7,449
Net operating loss carryforward	3,440	13,675	(10,235)
Tax credit carryforward	—	—	—
Non-admitted assets	1,403	4,471	(3,068)
Other (including items <5% of total ordinary tax assets)	1,513	1,540	(27)
Subtotal	38,089	46,938	(8,849)
Non-admitted	9,367	686	8,681
Admitted ordinary deferred tax assets	$28,722	$46,252	$(17,530)

Capital:
Investments	$2,226	$50	$2,176
Subtotal	2,226	50	2,176
Admitted capital deferred tax assets	2,226	50	2,176
Admitted deferred tax assets	$30,948	$46,302	$(15,354)

Deferred tax liabilities:
Ordinary:
Investments	$1,881	$8,880	$(6,999)
Policyholder reserves	14,641	18,930	(4,289)
Intercompany payable	—	12,397	(12,397)
Other (including items <5% of total ordinary tax assets)	1,016	2,034	(1,018)
Subtotal	17,538	42,241	(24,703)

Capital:
Investments	7,287	182	7,105
Deferred tax liabilities	24,825	42,423	(17,598)
Net admitted deferred tax assets/liabilities	$6,123	$3,879	$2,244

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(37,494)	$(7,874)	21.0%
Interest maintenance reserve	(602)	(126)	0.3%
Dividends received deduction	(1,692)	(356)	0.9%
TSA relief	(33,198)	(6,972)	18.6%
Return to provision	(111)	(23)	0.1%
Change in non-admitted assets	14,694	3,086	(8.2%)
Prior period adjustment	179	38	(0.1%)
Other	30,319	6,367	(17.0%)
Total statutory income tax	$(27,905)	$(5,860)	15.6%

Federal income taxes incurred		$(4,774)	12.7%
Tax on capital gains/(losses)		(1,155)	3.1%
Prior year overaccrual/(underaccrual)		13	—%
Change in net deferred income tax expense/(benefit)		56	(0.1%)
Total statutory income tax		$(5,860)	15.6%

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income before taxes	$(3,450)	$(725)	21.0%
Interest maintenance reserve	2,514	528	(15.3%)
Dividends received deduction	(2,480)	(521)	15.1%
NOL reattribution to The Nassau Companies of New York (“NCNY”)	30,029	6,306	(182.8%)
Return to provision	3,650	767	(22.2%)
Change in non-admitted assets	(19,313)	(4,056)	117.6%
Prior period adjustment	4,685	984	(28.5%)
Other	(789)	(166)	4.8%
Total statutory income tax	$14,846	$3,117	(90.4%)

Federal income taxes incurred		$1,833	(53.1%)
Tax on capital gains/(losses)		(1,253)	36.3%
Prior year overaccrual/(underaccrual)		22	(0.7%)
Change in net deferred income tax expense/(benefit)		2,515	(72.9%)
Total statutory income tax		$3,117	(90.4%)

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2019
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(121,873)	$(25,593)	21.0%
Interest maintenance reserve	22,050	4,631	(3.8%)
Dividends received deduction	(6,130)	(1,287)	1.1%
Penalties/foreign/interest	(24)	(5)	—%
Change in non-admitted assets	(417)	(88)	0.1%
Deferred revalue	3,291	691	(0.6%)
Impairment of investment in Concord and other	48,804	10,249	(8.4%)
Total statutory income tax	$(54,299)	$(11,402)	9.4%

Federal income taxes incurred		$(17,708)	14.5%
Tax on capital gains/(losses)		1,881	(1.5%)
Prior year overaccrual/(underaccrual)		3,102	(2.5%)
Change in net deferred income tax expense/(benefit)		1,323	(1.1%)
Total statutory income tax		$(11,402)	9.4%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2021	2020

The Company had net operating loss carryforwards of	$16,383	$65,117
The Company had capital loss carryforwards of	—	—
The Company had alternative minimum tax credit carryforwards of	—	—

The balance of the Company’s net operating losses is not subject to expiration. As a result of The Tax Cuts and Jobs Act (the “TCJA”), the alternative minimum tax (“AMT”) is repealed and the related AMT credits were fully refunded in 2020.

There is no income tax expense for 2021, 2020 and 2019 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2021 or 2020.

The Company’s U.S. federal income tax return for years 2017 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2021 and 2020. As of December 31, 2021, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
For 2020, the Company filed a consolidated tax return with Concord. For 2021, the Company will file a consolidated tax return with Concord and a newly formed affiliate Palisado. The Company entered into a tax sharing agreement with Palisado effective for 2021 and will continue the existing tax sharing agreement with Concord. For tax year 2021, the Company's taxable income will be offset by Concord. Under the terms of the tax sharing agreement the companies will not cash settle the intercompany liability and the benefit of the utilized net operating losses has been recognized as a benefit in the effective rate reconciliation.

The TCJA provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2021 and 2020. Accordingly, the BEAT liability was $0 for the years ended December 31, 2021 and 2020.

As a result of TCJA, the alternative minimum tax ("AMT") is repealed. On March 27, 2020, President Trump signed into law H.R. 748, “Coronavirus Aid, Relief, and Economic Security Act,” the tax legislation commonly known as the CARES Act (the “Act”). Pursuant to 2303(b)(1) of the Act, a corporation is permitted to carry back losses arising from tax years 2018, 2019 and 2020 to each of the five tax years preceding the taxable year of such loss. The Company has no recoupment benefit available for the 2018, 2019 and 2020 tax years.

	2021	2020
Gross AMT credit recognized as:
Current year recoverable	$—	$317,438
Deferred tax asset	—	—
Beginning balance of AMT credit carryforward	—	317,438
Amounts recovered	—	317,438
Adjustments	—	—
Ending balance of AMT credit	$—	$—
Reduction for sequestration	—	—
Non-admitted by reporting entity	—	—
Reporting entity ending balance	$—	$—

8.     Related Party Transactions

NCNY, an affiliate, provides services and facilities to the Company that are reimbursed through an administrative services agreement. Expenses determined under the agreement were $7.1 million, $7.9 million and $47.8 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amounts payable to NCNY were $1.3 million and $2.2 million as of December 31, 2021 and December 31, 2020, respectively. The Company also had $9.4 million due from its subsidiary as of December 31, 2019.

1851 Securities Inc., a wholly owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. Commissions paid by NNY on the Company’s behalf were $3.2 million, $2.9 million and $3.3 million for the years ended December 31, 2021, 2020 and 2019, respectively. There were no amounts payable as of December 31, 2021 and 2020.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
NNY pays commissions to producers who sell the Company’s non-registered life and annuity products. The Company reimbursed NNY for commissions paid on the Company’s behalf of $3.6 million, $4.3 million and $44.6 million for the years ended December 31, 2021, 2020 and 2019, respectively. Commission amounts payable to NNY were $0.2 million and $0.2 million as of December 31, 2021 and 2020, respectively.

Saybrus Partners, LLC (“Saybrus Partners”), a former affiliate of PHL, provided wholesaling services to various third party distributors and affiliates of variable life insurance and variable annuities. The Company reimbursed Saybrus Partners for commissions paid of $0.3 million, $0.6 million and $5.1 million as of December 31, 2021, 2020 and 2019, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”) provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $12.8 million, $13.6 million and $14.3 million as of December 31, 2021, 2020 and 2019, respectively. There were no amounts due to NAMCO as of December 31, 2021 and 2020, respectively.

The general accounts of the Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd. and Nassau 2020-I Ltd. (the “Nassau CLOs”) totaling $26.3 million par with a fair value of $17.2 million and $21.5 million par with a fair value of $13.3 million at December 31, 2021 and 2020, respectively. The separate accounts of the Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II LTD., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2020-I Ltd., Nassau 2020-II Ltd. and Nassau Euro CLO I DAC (the “Nassau CLOs”) totaling $143.8 million par with a fair value of $91.5 million and $110.1 million par with a fair value of $60.1 million at December 31, 2021 and 2020, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC and NCC UK LLP, affiliates of PHL.

The Company had investments in NCNY long-term bonds, which had a par value of $7.4 million and a fair value of $4.3 million at December 31, 2020. These bonds were sold in 2021.

In September 2019, the Company invested cash and available-for-sale debt securities in Nassau 2019 CFO, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company’s equity investment in Nassau CFO was $26.9 million and $28.9 million at December 31, 2021 and 2020, respectively. The Company recorded net investment income from equity investments in Nassau CFO of $28.9 million and $6.0 million for the years ended December 31, 2021 and 2020, respectively. The Company also invested in Class B Notes issued by Nassau CFO, which have a par value of $13.8 million and $14.6 million, and a fair value of $13.9 million and $14.9 million, at December 31, 2021 and 2020, respectively, and the Company recognized $1.0 million and $1.2 million of net investment income for the years ended December 31, 2021 and 2020, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $9.8 million and a remaining commitment of $10.7 million as of December 31, 2021.

See Note 4 for additional information on reinsurance agreements with affiliates.

Loans receivable from related parties at December 31, 2021 and 2020 included a $38.1 million secured loan to a related party, DSM Sands. The loans have semi-annual principal payments beginning in 2022 with the final principal payment due in 2037 and charge interest at 8.5%. Interest income included in fees associated with separate account and miscellaneous income for the general account for these loans was $3.2 million, $3.2 million and $3.2 million for the years ended December 31, 2021, 2020 and 2019, respectively. The loans are carried at amortized cost in the general account and presented as other assets on the balance sheet. An additional $127.9 million was loaned from its separate account and was outstanding as of December 31, 2021 and 2020. Interest income included in the separate account for these loans was $10.9 million, $10.9 million and $10.1 million for the years ended December 31, 2021, 2020 and 2019, respectively. The loans are carried at amortized cost in the separate account.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
In 2021, the Company received a capital contribution from Parent in the amount of $30.3 million. PHL then contributed $30.3 million of surplus to form subsidiary, Palisado, on November 15, 2021.

9.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

We use pricing vendors to estimate fair value for the majority of our public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Derivatives

Fair values for over-the-counter (“OTC”), centrally cleared and exchange-traded derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). When pricing is not directly from counterparty’s valuation then derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables the Company to mark-to-market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Investment contracts

PHL determines the fair value of deferred annuities with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities with interest guarantees greater than one year, the Company uses a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following table provides information as of December 31, 2021 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$501	$14,230	$14,731
Preferred stock	—	6,115	1,317	7,432
Common stock [1]	—	—	2,187	2,187
Subtotal	—	6,616	17,734	24,350

Derivative assets	—	14,944	—	14,944
Separate account assets	1,185,770	36,611	53,096	1,275,477
Total assets at fair value	$1,185,770	$58,171	$70,830	$1,314,771

Liabilities at fair value:
Derivative liabilities	$—	$8,810	$—	$8,810
Total liabilities at fair value	$—	$8,810	$—	$8,810
———————
[1]Includes $359 Membership FHLB common stock.

The following table provides information as of December 31, 2020 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2020
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$—	$47	$47
Preferred stock	—	—	6,767	6,767
Common stock [1]	—	—	742	742
Subtotal	—	—	7,556	7,556

Derivative assets	—	7,551	—	7,551
Separate account assets	1,141,915	30,594	22,015	1,194,524
Total assets at fair value	$1,141,915	$38,145	$29,571	$1,209,631

Liabilities at fair value:
Derivative liabilities	$—	$2,759	$—	$2,759
Total liabilities at fair value	$—	$2,759	$—	$2,759
———————
[1]Includes $359 Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2021	2020	2019
Level 3 Assets:
Balance, beginning of period	$29,571	$13,335	$19,810
Purchases	118,118	27,486	11,014
Sales	(78,210)	(13,640)	(1,112)
Settlements	—	—	—
Transfers into level 3	56,286	34,155	266
Transfers out of level 3	(46,976)	(23,569)	(13,641)
Realized losses	(10,384)	(1,632)	293
Unrealized gains (losses)	2,425	(6,564)	(3,295)
Amortization/accretion	—	—	—
Balance, end of period	$70,830	$29,571	$13,335

Transfers into Level 3 primarily represent private securities for which Level 2 input assumptions for valuation pricing were no longer available. Transfers out of Level 3 for the year ended December 31, 2021 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost.

Transfers out of Level 3 for the years ended December 31, 2020 and 2019 primarily represented separate account assets backing fixed indexed annuity contracts being accounted for at book value as discussed in Footnote 2.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2021 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$1,282,052	$1,196,762	$—	$746,871	$535,181	$—
Preferred stock	10,344	10,182	—	6,926	3,418	—
Common stock	2,187	2,187	—	333	1,854	—
Surplus debentures & capcos	7,368	6,050	—	7,368	—	—
Cash, cash equivalents & short terms	24,806	24,764	24,793	13	—	—
Derivatives	6,134	8,803	—	6,134	—	—
Mortgage loans	50,602	49,276	—	—	50,602	—
Separate account assets	3,681,816	3,639,317	1,185,770	1,228,596	1,267,450	—
Total financial instruments	$5,065,309	$4,937,341	$1,210,563	$1,996,241	$1,858,505	$—

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
As of December 31, 2021, the Company had no investments where it is not practicable to estimate fair value.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2020 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$1,452,640	$1,343,497	$—	$829,628	$623,012	$—
Preferred stock	19,579	18,681	—	8,143	11,436	—
Common stock	742	742	—	—	742	—
Surplus debentures & capcos	9,329	8,054	—	7,295	2,034	—
Cash, cash equivalents & short terms	58,083	58,070	56,513	—	1,570	—
Derivatives	4,793	4,533	—	4,793	—	—
Mortgage loans	52,771	50,589	—	—	52,771	—
Separate account assets	3,949,741	3,831,235	1,145,529	1,323,841	1,480,371	—
Total financial instruments	$5,547,678	$5,315,401	$1,202,042	$2,173,700	$2,171,936	$—

As of December 31, 2020, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2021 and 2020, Level 3 bonds and separate account assets were primarily private placement debt securities priced using our internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

10.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Cost of insurance litigation and regulatory matters

Two putative class actions have been filed in the Southern District of New York challenging certain increases to cost of insurance charges implemented in 2017. Fan et. al. v. PHL Variable Life Insurance Company, 1:18-cv- 01288, was filed on February 13, 2018 and Advance Trust & Life Escrow Services, LTA as Nominee of Life Partners Position Holder Trust v. PHL Variable Life Insurance Company, 1:18-cv-3444, was filed on April 19, 2018. On May 29, 2019, the Court entered an order appointing lead class counsel and consolidating the Fan and Advance Trust cases. Discovery is ongoing. The Company disputes the allegations in the complaints and intends a vigorous defense.

Potential class litigation

On March 18, 2022, counsel for an insured sent the Company a draft of a putative class action complaint challenging increases to the cost of insurance charges implemented in 2021 on certain universal life products. The draft complaint has not yet been filed with a court or served on the Company. The Company disputes the allegations in the draft complaint and, if the complaint is filed and served, intends a vigorous defense.

11.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2021, the Company had unfunded commitments of $99.2 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2021, the Company had open commitments of $12.3 million.

12.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2021 and 2020, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2021	2020	2021	2020

Swaps	$100,000	$50,000	$—	$—
Total	$100,000	$50,000	$—	$—
———————
* Notional amount

The Company uses derivatives instruments including interest rate swaps and equity index options. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to such financial instruments as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2021 and 2020, the Company had posted $0.3 million and $0 of collateral.
The current credit exposure of the Company’s other derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by diversifying our exposure amounts to several derivative counterparties – mostly highly rated counterparties rated A+ or higher – and agreeing to certain collateral posting provisions via the ISDA Credit Support Annex (“CSA”). The Company also attempts to minimize its exposure to credit risk through the use of issuer limits and various credit monitoring techniques. As of December 31, 2021 and 2020, the Company held $0.3 million and $0, respectively, of collateral pledged by third parties related to over-the-counter derivative transactions.

13.    Subsequent Events

The Company has evaluated events subsequent to December 31, 2021 and through April 1, 2022, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2021
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$49,706	50,043	$49,706
States, municipalities and political subdivisions	—	—	—
Foreign governments	7,966	9,597	7,966
All other corporate bonds [1]	1,110,681	1,194,803	1,108,307
Redeemable preferred stock	9,817	10,344	10,182
Total fixed maturities	1,178,170	1,264,787	1,176,161
Equity securities:
Common stock:
Industrial, miscellaneous and all other	2,237	2,187	2,187
Nonredeemable preferred stock	—	—	—
Total equity securities	2,237	2,187	2,187
Mortgage loans	49,276	50,483	49,276
Real estate, at depreciated cost	—	XXX	—
Contract loans	70,817	XXX	70,817
Other invested assets	54,709	56,026	54,709
Cash and short-term investments	24,764	24,764	24,764
Receivables for securities	4,003	XXX	4,003
Total cash and invested assets	$1,383,976		$1,381,917
———————
[1] Amortized cost and fair value amounts exclude $29,077 and $27,610, respectively, of related-party bonds.

See accompanying independent auditors’ report.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2020
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$22,541	$23,103	$22,541
States, municipalities and political subdivisions	—	—	—
Foreign governments	10,473	12,520	10,473
All other corporate bonds [1]	1,245,787	1,355,898	1,245,787
Redeemable preferred stock	—	—	—
Total fixed maturities	1,278,801	1,391,521	1,278,801
Equity securities:
Common stock:
Industrial, miscellaneous and all other	742	742	742
Nonredeemable preferred stock	18,681	19,580	18,681
Total equity securities	19,423	20,322	19,423
Mortgage loans	50,590	52,670	50,590
Real estate, at depreciated cost	—	XXX	—
Contract loans	81,504	XXX	81,504
Other invested assets [2]	53,889	55,164	52,639
Cash and short-term investments	58,070	58,083	58,070
Receivables for securities	1,829	XXX	1,829
Total cash and invested assets	$1,544,106		$1,542,856
———————
[1] Amortized cost and fair value amounts exclude $64,707 and $61,118, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,250 of non-admitted other invested assets.

See accompanying independent auditors’ report.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplementary Insurance Information
For the years ended December 31, 2021 and 2020
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2021:
Insurance Segment	$172,255	$5,646	$—	$69,487	$(449,981)	$443,824

2020:
Insurance Segment	$171,502	$2,677	—	$59,657	$(432,928)	$413,872

2019:
Insurance Segment	$158,103	$10,521	$(1,218,694)	$70,868	$(1,172,833)	$89,411

See accompanying independent auditors’ report

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2021, 2020 and 2019
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2021	$36,969,942	$38,625,295	$1,655,353	$—	—%
2020	38,939,484	40,506,105	1,566,621	—	—%
2019	41,841,377	43,347,089	1,505,712	—	—%

Life insurance premiums:
2021	$377,147	$383,449	$6,302	$—	—%
2020	297,031	303,843	6,812	—	—%
2019	633,019	1,858,653	6,940	(1,218,694)	(1)%

See accompanying independent auditors’ report

ANNUAL REPORT

PHLVIC VARIABLE UNIVERSAL

LIFE ACCOUNT

December 31, 2021

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Alger Capital Appreciation Portfolio - Class I-2 Shares	AMT Sustainable Equity Portfolio - Class S	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	DWS Equity 500 Index VIP – Class A
Assets:
Investments at fair value	$351,265	$6,683,584	$764,417	$9,211,943

Total assets	$351,265	$6,683,584	$764,417	$9,211,943

Total net assets	$351,265	$6,683,584	$764,417	$9,211,943

Units outstanding	15,035	4,141,464	178,244	787,737

Investment shares held	3,724	180,053	5,291	304,829
Investments at cost	$194,626	$4,763,080	$496,566	$4,632,502

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$-	-	$1.61	1,749,502	$4.30	25,560	$4.21	81,079
Phoenix Executive VUL®	$-	-	$1.61	-	$6.24	-	$6.62	-
Phoenix Express VUL®	$9.52	-	$1.59	-	$4.02	-	$5.14	-
Phoenix Express VUL® (V616)	$9.72	-	$1.61	58,609	$4.11	2,734	$5.24	46,148
Phoenix Joint Edge® VUL	$-	-	$1.61	757,715	$4.12	8,364	$4.82	31,468
The Phoenix Edge® – SVUL	$23.36	-	$1.61	31,013	$4.30	25,612	$13.48	68,057
The Phoenix Edge® – VUL	$23.36	15,035	$1.61	1,544,625	$4.30	115,974	$13.48	560,985

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	DWS Small Cap Index VIP – Class A	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II – Primary Shares
Assets:
Investments at fair value	$279,163	$4,074,632	$3,172,552	$743,152

Total assets	$279,163	$4,074,632	$3,172,552	$743,152

Total net assets	$279,163	$4,074,632	$3,172,552	$743,152

Units outstanding	72,979	1,415,244	3,081,701	105,414

Investment shares held	14,985	380,451	3,172,482	116,299
Investments at cost	$239,317	$4,235,816	$3,172,552	$742,382

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$3.84	21,065	$1.49	363,706	$1.03	708,751	$2.53	8,915
Phoenix Executive VUL®	$5.28	-	$1.46	-	$1.03	-	$3.30	-
Phoenix Express VUL®	$3.59	-	$1.52	-	$0.98	-	$2.78	-
Phoenix Express VUL® (V616)	$3.67	3,379	$1.55	166,157	$1.00	413,659	$2.84	-
Phoenix Joint Edge® VUL	$3.76	4,263	$1.47	192	$1.03	317,871	$2.59	9,918
The Phoenix Edge® – SVUL	$3.84	3,494	$3.70	32,342	$1.03	431,152	$8.03	13,174
The Phoenix Edge® – VUL	$3.84	40,778	$3.70	852,847	$1.03	1,210,268	$8.03	73,407

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Fidelity® VIP Contrafund® Portfolio – Service Class	Fidelity® VIP Growth Opportunities Portfolio – Service Class	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Assets:
Investments at fair value	$4,729,495	$17,189,054	$3,094,659	$3,743,466

Total assets	$4,729,495	$17,189,054	$3,094,659	$3,743,466

Total net assets	$4,729,495	$17,189,054	$3,094,659	$3,743,466

Units outstanding	344,793	1,311,781	229,936	2,009,288

Investment shares held	87,583	217,418	30,429	283,970
Investments at cost	$2,650,306	$4,378,382	$1,346,131	$3,657,131

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$4.17	80,552	$6.69	517,059	$5.11	40,493	$1.83	443,267
Phoenix Executive VUL®	$7.10	-	$14.03	-	$9.22	-	$1.92	-
Phoenix Express VUL®	$5.92	-	$8.89	-	$7.10	-	$1.76	-
Phoenix Express VUL® (V616)	$6.04	5,776	$9.08	83,852	$7.25	5,311	$1.80	33,258
Phoenix Joint Edge® VUL	$4.83	2,166	$7.92	212,915	$5.86	22,940	$1.83	417,159
The Phoenix Edge® – SVUL	$16.96	50,725	$22.65	22,654	$16.84	5,830	$1.89	636,012
The Phoenix Edge® – VUL	$16.96	205,574	$22.65	475,301	$16.84	155,362	$1.89	479,592

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Franklin Income VIP Fund – Class 2	Franklin Mutual Shares VIP Fund – Class 2	Guggenheim VT Long Short Equity Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund– Service Shares
Assets:
Investments at fair value	$1,871,721	$2,294,945	$7,761	$225,955

Total assets	$1,871,721	$2,294,945	$7,761	$225,955

Total net assets	$1,871,721	$2,294,945	$7,761	$225,955

Units outstanding	776,051	603,213	2,811	51,095

Investment shares held	111,678	119,528	438	2,839
Investments at cost	$1,631,325	$2,087,555	$4,832	$130,616

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$2.26	343,553	$2.07	259,290	$-	-	$3.95	8,710
Phoenix Executive VUL®	$3.21	-	$3.24	-	$-	-	$7.04	-
Phoenix Express VUL®	$2.42	-	$2.61	-	$2.06	-	$4.20	-
Phoenix Express VUL® (V616)	$2.47	12,283	$2.66	11,576	$2.11	-	$4.28	-
Phoenix Joint Edge® VUL	$2.41	152,566	$2.42	138,359	$-	-	$4.43	3,588
The Phoenix Edge® – SVUL	$2.61	12,904	$7.18	8,057	$2.76	-	$4.53	-
The Phoenix Edge® – VUL	$2.61	254,745	$7.18	185,931	$2.76	2,811	$4.53	38,797

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Invesco V.I. American Franchise Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares
Assets:
Investments at fair value	$784,577	$4,196,389	$4,069,017	$506,750

Total assets	$784,577	$4,196,389	$4,069,017	$506,750

Total net assets	$784,577	$4,196,389	$4,069,017	$506,750

Units outstanding	221,557	1,059,683	947,742	137,029

Investment shares held	13,965	136,114	45,910	13,410
Investments at cost	$471,695	$2,181,770	$2,013,711	$351,577

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$3.23	75,460	$3.90	395,656	$4.30	15,658	$-	-
Phoenix Executive VUL®	$5.67	-	$6.54	-	$4.30	-	$-	-
Phoenix Express VUL®	$3.43	-	$3.60	-	$4.10	-	$3.43	-
Phoenix Express VUL® (V616)	$3.50	-	$3.68	14,135	$4.19	35,920	$3.50	-
Phoenix Joint Edge® VUL	$3.79	6,682	$4.35	164,386	$4.30	2,701	$-	-
The Phoenix Edge® – SVUL	$3.70	72,427	$3.89	9,191	$4.30	63,815	$3.70	6,538
The Phoenix Edge® – VUL	$3.70	66,988	$3.89	476,315	$4.30	829,648	$3.70	130,491

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Invesco V.I. Equity and Income Fund – Series II Shares	Invesco V.I. Mid Cap Core Equity Fund –Series I Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Assets:
Investments at fair value	$421,041	$216,175	$187,868	$523,437

Total assets	$421,041	$216,175	$187,868	$523,437

Total net assets	$421,041	$216,175	$187,868	$523,437

Units outstanding	137,977	58,344	47,133	185,318

Investment shares held	20,489	16,667	9,648	42,556
Investments at cost	$342,060	$211,594	$259,514	$494,902

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$2.77	24,123	$-	-	$-	-	$2.41	10,931
Phoenix Executive VUL®	$3.69	-	$-	-	$-	-	$2.96	-
Phoenix Express VUL®	$2.89	-	$3.43	-	$3.68	-	$2.68	-
Phoenix Express VUL® (V616)	$2.95	-	$3.50	-	$3.75	-	$2.73	-
Phoenix Joint Edge® VUL	$3.06	4,586	$-	-	$-	-	$2.46	8,458
The Phoenix Edge® – SVUL	$3.11	-	$3.71	-	$3.99	-	$2.87	15,092
The Phoenix Edge® – VUL	$3.11	109,268	$3.71	58,344	$3.99	47,133	$2.87	150,837

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	Morningstar Balanced ETF Asset Allocation Portfolio – Class II
Assets:
Investments at fair value	$7,124,134	$729,585	$1,567,831	$1,850,278

Total assets	$7,124,134	$729,585	$1,567,831	$1,850,278

Total net assets	$7,124,134	$729,585	$1,567,831	$1,850,278

Units outstanding	2,115,493	234,852	598,535	885,956

Investment shares held	177,925	26,038	105,436	156,670
Investments at cost	$5,309,063	$551,281	$985,218	$1,661,556

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$2.64	6,394	$2.55	4,764	$2.62	127,918	$2.09	297,911
Phoenix Executive VUL®	$4.16	-	$4.31	-	$2.62	-	$2.09	-
Phoenix Express VUL®	$3.18	-	$2.99	-	$2.48	-	$1.98	-
Phoenix Express VUL® (V616)	$3.24	77,922	$3.05	-	$2.53	-	$2.02	-
Phoenix Joint Edge® VUL	$3.14	6,664	$3.01	4,483	$2.62	-	$2.09	14,498
The Phoenix Edge® – SVUL	$3.38	104,822	$3.12	47,611	$2.62	14,593	$2.09	135,668
The Phoenix Edge® – VUL	$3.38	1,919,691	$3.12	177,994	$2.62	456,024	$2.09	437,879

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Morningstar Growth ETF Asset Allocation Portfolio – Class II	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class
Assets:
Investments at fair value	$4,385,609	$367,022	$350,462	$3,115,519

Total assets	$4,385,609	$367,022	$350,462	$3,115,519

Total net assets	$4,385,609	$367,022	$350,462	$3,115,519

Units outstanding	1,827,401	212,549	142,774	4,069,292

Investment shares held	349,451	32,741	9,730	397,388
Investments at cost	$3,629,238	$348,884	$269,456	$4,545,284

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$2.41	668,811	$1.76	16,299	$2.46	19,072	$0.77	1,767,943
Phoenix Executive VUL®	$2.41	-	$1.76	-	$-	-	$1.25	-
Phoenix Express VUL®	$2.29	-	$1.67	-	$2.38	-	$0.82	-
Phoenix Express VUL® (V616)	$2.33	276,329	$1.70	115,833	$2.43	7,911	$0.84	43,225
Phoenix Joint Edge® VUL	$2.41	131,485	$1.76	5,570	$2.46	436	$0.63	1,090,470
The Phoenix Edge® – SVUL	$2.41	10,464	$1.76	-	$2.46	396	$0.88	99,420
The Phoenix Edge® – VUL	$2.41	740,312	$1.76	74,847	$2.46	114,959	$0.88	1,068,234

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Rydex VT Inverse Government Long Bond Strategy Fund	Rydex VT Nova Fund
Assets:
Investments at fair value	$670,322	$584,321	$3,232	$23,754

Total assets	$670,322	$584,321	$3,232	$23,754

Total net assets	$670,322	$584,321	$3,232	$23,754

Units outstanding	335,496	284,824	13,586	2,543

Investment shares held	47,914	54,305	48	121
Investments at cost	$655,859	$583,056	$17,464	$5,175

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.79	4,521	$1.88	21,316	$-	-	$-	-
Phoenix Executive VUL®	$1.94	-	$1.82	-	$-	-	$-	-
Phoenix Express VUL®	$1.86	-	$1.94	-	$0.24	-	$6.64	-
Phoenix Express VUL® (V616)	$1.89	-	$1.98	13,100	$0.25	-	$6.78	-
Phoenix Joint Edge® VUL	$1.71	1,117	$1.83	23,584	$-	-	$-	-
The Phoenix Edge® – SVUL	$2.00	202,197	$2.09	29,434	$0.24	-	$9.34	-
The Phoenix Edge® – VUL	$2.00	127,661	$2.09	197,390	$0.24	13,586	$9.34	2,543

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Templeton Developing Markets VIP Fund – Class 2	Templeton Foreign VIP Fund – Class 2	Templeton Growth VIP Fund – Class 2	TVST Touchstone Balanced Fund
Assets:
Investments at fair value	$444,446	$1,007,010	$1,943,781	$271,817

Total assets	$444,446	$1,007,010	$1,943,781	$271,817

Total net assets	$444,446	$1,007,010	$1,943,781	$271,817

Units outstanding	271,109	299,873	740,552	87,769

Investment shares held	41,654	74,099	167,712	17,313
Investments at cost	$475,058	$1,074,816	$2,030,415	$222,890

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.31	84,100	$1.20	115,418	$1.54	351,752	$3.07	13,087
Phoenix Executive VUL®	$2.71	-	$2.03	-	$2.73	-	$3.98	-
Phoenix Express VUL®	$1.67	-	$1.70	-	$1.94	-	$2.89	-
Phoenix Express VUL® (V616)	$1.70	7,197	$1.73	3,866	$1.98	20,615	$2.95	-
Phoenix Joint Edge® VUL	$1.63	9,172	$1.35	387	$1.83	179,170	$3.23	362
The Phoenix Edge® – SVUL	$1.80	78,487	$4.78	56,082	$5.47	25,453	$3.10	-
The Phoenix Edge® – VUL	$1.80	92,153	$4.78	124,120	$5.47	163,562	$3.10	74,320

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
Assets:
Investments at fair value	$2,094,463	$12,361,436	$2,014,324	$7,222,790

Total assets	$2,094,463	$12,361,436	$2,014,324	$7,222,790

Total net assets	$2,094,463	$12,361,436	$2,014,324	$7,222,790

Units outstanding	1,177,412	2,790,369	481,146	1,045,013

Investment shares held	202,168	911,610	105,297	285,260
Investments at cost	$2,085,621	$8,920,197	$1,311,999	$6,525,471

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.78	485,574	$4.35	1,438,631	$4.09	242,507	$3.35	534,280
Phoenix Executive VUL®	$1.76	-	$6.31	-	$6.13	-	$5.78	-
Phoenix Express VUL®	$1.69	-	$4.11	-	$3.85	-	$4.58	-
Phoenix Express VUL® (V616)	$1.72	16,747	$4.19	24,294	$3.93	5,594	$4.68	44,348
Phoenix Joint Edge® VUL	$1.76	411,658	$4.64	675,677	$4.53	93,321	$3.63	204,925
The Phoenix Edge® – SVUL	$1.81	11,021	$4.40	64,227	$4.13	3,626	$17.15	21,756
The Phoenix Edge® – VUL	$1.81	252,412	$4.40	587,540	$4.13	136,098	$17.15	239,704

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Virtus KAR Capital Growth Series – Class A Shares	Virtus KAR Enhanced Core Equity Series – Class A Shares	Virtus KAR Small-Cap Growth Series – Class A Shares	Virtus KAR Small-Cap Value Series – Class A Shares
Assets:
Investments at fair value	$1,564,501	$4,551,452	$4,094,241	$8,791,116

Total assets	$1,564,501	$4,551,452	$4,094,241	$8,791,116

Total net assets	$1,564,501	$4,551,452	$4,094,241	$8,791,116

Units outstanding	121,559	536,148	167,581	1,232,865

Investment shares held	31,819	358,100	113,194	442,209
Investments at cost	$613,447	$4,460,575	$2,475,627	$6,295,202

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$4.54	3,306	$2.78	11,852	$6.12	27,944	$3.45	512,910
Phoenix Executive VUL®	$7.59	-	$4.32	-	$10.84	-	$5.82	-
Phoenix Express VUL®	$5.29	-	$3.44	-	$9.82	-	$4.26	-
Phoenix Express VUL® (V616)	$5.40	-	$3.51	32,335	$10.02	480	$4.35	48,584
Phoenix Joint Edge® VUL	$5.20	611	$3.17	-	$7.55	17,380	$3.90	198,632
The Phoenix Edge® – SVUL	$13.14	-	$8.95	31,330	$31.10	14,794	$12.76	35,041
The Phoenix Edge® – VUL	$13.14	117,642	$8.95	460,631	$31.10	106,983	$12.76	437,698

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	Virtus SGA International Growth Series – Class A Shares	Virtus Strategic Allocation Series – Class A Shares	Wanger International
Assets:
Investments at fair value	$3,958,782	$16,736,448	$612,127	$5,349,722

Total assets	$3,958,782	$16,736,448	$612,127	$5,349,722

Total net assets	$3,958,782	$16,736,448	$612,127	$5,349,722

Units outstanding	1,292,298	5,970,783	79,958	1,039,276

Investment shares held	421,147	1,162,253	34,978	164,001
Investments at cost	$3,778,883	$17,149,903	$494,908	$4,741,450

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$2.16	510,618	$1.53	3,199,746	$3.02	4,609	$2.32	600,499
Phoenix Executive VUL®	$2.60	-	$2.53	-	$4.08	-	$4.45	-
Phoenix Express VUL®	$2.27	-	$2.47	-	$3.44	-	$4.06	-
Phoenix Express VUL® (V616)	$2.31	39,481	$2.52	146,375	$3.51	13,356	$4.14	26,316
Phoenix Joint Edge® VUL	$2.20	471,175	$1.65	1,383,171	$3.28	755	$2.77	187,743
The Phoenix Edge® – SVUL	$6.37	13,852	$7.40	45,493	$8.96	-	$14.81	13,380
The Phoenix Edge® – VUL	$6.37	257,172	$7.40	1,195,998	$8.96	61,238	$14.81	211,338

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Wanger Select	Wanger USA
Assets:
Investments at fair value	$723,266	$2,116,109

Total assets	$723,266	$2,116,109

Total net assets	$723,266	$2,116,109

Units outstanding	67,858	156,468

Investment shares held	37,475	82,211
Investments at cost	$791,092	$2,264,709

	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$3.20	14,767	$4.10	13,726
Phoenix Executive VUL®	$6.34	-	$6.64	-
Phoenix Express VUL®	$4.63	-	$4.93	-
Phoenix Express VUL® (V616)	$4.73	7,262	$5.03	7,070
Phoenix Joint Edge® VUL	$3.58	141	$4.52	6,970
The Phoenix Edge® – SVUL	$14.03	4,353	$15.48	33,379
The Phoenix Edge® – VUL	$14.03	41,335	$15.48	95,323

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

	Alger Capital Appreciation Portfolio - Class I-2 Shares	AMT Sustainable Equity Portfolio - Class S	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	DWS Equity 500 Index VIP – Class A
Income:
Dividends	$-	$11,031	$6,375	$118,815
Expenses:
Mortality and expense fees	-	142	13	266

Net investment income (loss)	-	10,889	6,362	118,549

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	16,135	64,649	30,692	76,903
Realized gain distributions	72,614	121,187	21,649	348,405

Realized gain (loss)	88,749	185,836	52,341	425,308

Change in unrealized appreciation (depreciation) during the year	(22,390)	1,088,938	110,711	1,515,852

Net increase (decrease) in net assets from operations	$66,359	$1,285,663	$169,414	$2,059,709

	DWS Small Cap Index VIP – Class A	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II – Primary Shares
Income:
Dividends	$1,962	$82,296	$49	$34,808
Expenses:
Mortality and expense fees	15	300	156	-

Net investment income (loss)	1,947	81,996	(107)	34,808

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,963	(14)	-	2,100
Realized gain distributions	13,639	-	-	-

Realized gain (loss)	15,602	(14)	-	2,100

Change in unrealized appreciation (depreciation) during the year	11,016	(166,937)	63	(2,819)

Net increase (decrease) in net assets from operations	$28,565	$(84,955)	$(44)	$34,089

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Fidelity® VIP Contrafund® Portfolio – Service Class	Fidelity® VIP Growth Opportunities Portfolio – Service Class	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Income:
Dividends	$2,239	$-	$-	$68,570
Expenses:
Mortality and expense fees	38	948	42	67

Net investment income (loss)	2,201	(948)	(42)	68,503

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	229,643	320,350	76,594	(33)
Realized gain distributions	559,026	1,558,183	630,828	89,836

Realized gain (loss)	788,669	1,878,533	707,422	89,803

Change in unrealized appreciation (depreciation) during the year	338,255	35,173	(67,555)	(185,310)

Net increase (decrease) in net assets from operations	$1,129,125	$1,912,758	$639,825	$(27,004)

	Franklin Income VIP Fund – Class 2	Franklin Mutual Shares VIP Fund – Class 2	Guggenheim VT Long Short Equity Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund
Income:
Dividends	$84,385	$64,109	$46	$-
Expenses:
Mortality and expense fees	35	35	-	-

Net investment income (loss)	84,350	64,074	46	-

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	10,560	25,243	7	25,691
Realized gain distributions	-	-	-	11,697

Realized gain (loss)	10,560	25,243	7	37,388

Change in unrealized appreciation (depreciation) during the year	180,831	286,243	1,440	14,964

Net increase (decrease) in net assets from operations	$275,741	$375,560	$1,493	$52,352

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

		Invesco Oppenheimer
	Invesco Oppenheimer	V.I. Main	Invesco V.I. American	Invesco V.I. Core
	V.I.	Street Small Cap	Franchise Fund –	Equity Fund –
	Global Fund	Fund®	Series I Shares	Series I Shares
Income:
Dividends	$-	$7,520	$-	$3,093
Expenses:
Mortality and expense fees	-	81	177	-

Net investment income (loss)	-	7,439	(177)	3,093

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	916	102,693	86,633	6,127
Realized gain distributions	39,464	262,956	489,175	10,591

Realized gain (loss)	40,380	365,649	575,808	16,718

Change in unrealized appreciation (depreciation) during the year	59,092	453,458	(88,809)	94,687

Net increase (decrease) in net assets from operations	$99,472	$826,546	$486,822	$114,498

		Invesco V.I. Mid	Lazard Retirement	Lord Abbett Series
	Invesco V.I. Equity	Cap Core Equity	U.S. Small-Mid Cap	Fund Bond
	and Income Fund –	Fund – Series I	Equity Portfolio –	Debenture Portfolio –
	Series II Shares	Shares	Service Shares	Class VC Shares
Income:
Dividends	$6,712	$914	$97	$15,827
Expenses:
Mortality and expense fees	-	-	-	-

Net investment income (loss)	6,712	914	97	15,827

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	622	82	232	1,003
Realized gain distributions	4,007	-	202	8,373

Realized gain (loss)	4,629	82	434	9,376

Change in unrealized appreciation (depreciation) during the year	45,243	39,566	30,802	(8,942)

Net increase (decrease) in net assets from operations	$56,584	$40,562	$31,333	$16,261

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	Morningstar Balanced ETF Asset Allocation Portfolio – Class II
Income:
Dividends	$69,517	$3,942	$16,568	$24,302
Expenses:
Mortality and expense fees	279	-	-	-

Net investment income (loss)	69,238	3,942	16,568	24,302

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	61,690	43,121	97,249	8,106
Realized gain distributions	712,890	63,688	32,825	70,331

Realized gain (loss)	774,580	106,809	130,074	78,437

Change in unrealized appreciation (depreciation) during the year	804,141	81,790	117,960	65,094

Net increase (decrease) in net assets from operations	$1,647,959	$192,541	$264,602	$167,833

	Morningstar Growth ETF Asset Allocation Portfolio – Class II	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class
Income:
Dividends	$52,401	$5,156	$-	$124,621
Expenses:
Mortality and expense fees	742	232	22	58

Net investment income (loss)	51,659	4,924	(22)	124,563

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	24,698	3,094	1,674	53,299
Realized gain distributions	150,812	11,158	40,632	-

Realized gain (loss)	175,510	14,252	42,306	53,299

Change in unrealized appreciation (depreciation) during the year	324,994	4,316	(6,227)	671,106

Net increase (decrease) in net assets from operations	$552,163	$23,492	$36,057	$848,968

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Rydex VT Inverse Government Long Bond Strategy Fund	Rydex VT Nova Fund
Income:
Dividends	$14,891	$10,337	$-	$72
Expenses:
Mortality and expense fees	-	29	-	-

Net investment income (loss)	14,891	10,308	-	72

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(58)	(1,388)	(495)	229
Realized gain distributions	-	27,252	-	870

Realized gain (loss)	(58)	25,864	(495)	1,099

Change in unrealized appreciation (depreciation) during the year	2,495	(42,698)	536	6,088

Net increase (decrease) in net assets from operations	$17,328	$(6,526)	$41	$7,259

	Templeton Developing Markets VIP Fund – Class 2	Templeton Foreign VIP Fund – Class 2	Templeton Growth VIP Fund – Class 2	TVST Touchstone Balanced Fund
Income:
Dividends	$4,869	$20,590	$20,597	$594
Expenses:
Mortality and expense fees	16	8	47	-

Net investment income (loss)	4,853	20,582	20,550	594

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	11,458	(12,791)	9,829	993
Realized gain distributions	11,160	-	-	2,933

Realized gain (loss)	22,618	(12,791)	9,829	3,926

Change in unrealized appreciation (depreciation) during the year	(51,759)	37,640	56,502	28,821

Net increase (decrease) in net assets from operations	$(24,288)	$45,431	$86,881	$33,341

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
Income:
Dividends	$51,188	$64,269	$1,393	$44,903
Expenses:
Mortality and expense fees	32	188	40	231

Net investment income (loss)	51,156	64,081	1,353	44,672

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	479	292,751	74,673	142,001
Realized gain distributions	11,255	389,251	37,001	117,928

Realized gain (loss)	11,734	682,002	111,674	259,929

Change in unrealized appreciation (depreciation) during the year	(83,335)	2,107,493	322,207	2,164,139

Net increase (decrease) in net assets from operations	$(20,445)	$2,853,576	$435,234	$2,468,740

	Virtus KAR Capital Growth Series – Class A Shares	Virtus KAR Enhanced Core Equity Series – Class A Shares	Virtus KAR Small-Cap Growth Series – Class A Shares	Virtus KAR Small-Cap Value Series – Class A Shares
Income:
Dividends	$-	$99,117	$-	$10,088
Expenses:
Mortality and expense fees	-	129	6	268

Net investment income (loss)	-	98,988	(6)	9,820

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	602	6,916	15,923	83,335
Realized gain distributions	162,597	177,840	591,626	1,097,764

Realized gain (loss)	163,199	184,756	607,549	1,181,099

Change in unrealized appreciation (depreciation) during the year	7,769	408,589	(409,988)	334,745

Net increase (decrease) in net assets from operations	$170,968	$692,333	$197,555	$1,525,664

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	Virtus SGA International Growth Series – Class A Shares	Virtus Strategic Allocation Series – Class A Shares	Wanger International
Income:
Dividends	$111,047	$-	$3,057	$27,943
Expenses:
Mortality and expense fees	105	496	55	140

Net investment income (loss)	110,942	(496)	3,002	27,803

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	4,954	68,017	55,761	27,805
Realized gain distributions	-	1,343,546	56,754	76,821

Realized gain (loss)	4,954	1,411,563	112,515	104,626

Change in unrealized appreciation (depreciation) during the year	(75,751)	(142,207)	(51,398)	732,637

Net increase (decrease) in net assets from operations	$40,145	$1,268,860	$64,119	$865,066

	Wanger Select	Wanger USA
Income:
Dividends	$-	$16,288
Expenses:
Mortality and expense fees	42	43

Net investment income (loss)	(42)	16,245

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	7,713	20,465
Realized gain distributions	77,809	70,449

Realized gain (loss)	85,522	90,914

Change in unrealized appreciation (depreciation) during the year	(43,532)	75,501

Net increase (decrease) in net assets from operations	$41,948	$182,660

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

	Alger Capital Appreciation Portfolio – Class I-2 Shares		AMT Sustainable Equity Portfolio - Class S
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$10,889	$18,396
Realized gains (losses)	88,749	48,171	185,836	196,504
Unrealized appreciation (depreciation) during the year	(22,390)	61,902	1,088,938	679,416

Net increase (decrease) in net assets from operations	66,359	110,073	1,285,663	894,316

Contract transactions:
Payments received from contract owners	5,561	4,823	398,610	305,175
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,128)	-	(68,367)	(85,337)
Transfers for contract benefits and terminations	(80,236)	(217)	(430,724)	(625,109)
Contract maintenance charges	(9,569)	(9,194)	(164,074)	-

Net increase (decrease) in net assets resulting from contract transactions	(86,372)	(4,588)	(264,555)	(405,271)

Total increase (decrease) in net assets	(20,013)	105,485	1,021,108	489,045

Net assets at beginning of period	371,278	265,793	5,662,476	5,173,431

Net assets at end of period	$351,265	$371,278	$6,683,584	$5,662,476

	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares		DWS Equity 500 Index VIP – Class A
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,362	$7,353	$118,549	$105,618
Realized gains (losses)	52,341	17,918	425,308	414,546
Unrealized appreciation (depreciation) during the year	110,711	56,349	1,515,852	592,405

Net increase (decrease) in net assets from operations	169,414	81,620	2,059,709	1,112,569

Contract transactions:
Payments received from contract owners	23,618	22,106	287,488	224,677
Transfers between Investment Options (including Guaranteed Interest Account), net	(87,272)	5,352	179,161	(86,202)
Transfers for contract benefits and terminations	(31,691)	(2,196)	(324,565)	(234,479)
Contract maintenance charges	(30,164)	(24,167)	(282,872)	(273,658)

Net increase (decrease) in net assets resulting from contract transactions	(125,509)	1,095	(140,788)	(369,662)

Total increase (decrease) in net assets	43,905	82,715	1,918,921	742,907

Net assets at beginning of period	720,512	637,797	7,293,022	6,550,115

Net assets at end of period	$764,417	$720,512	$9,211,943	$7,293,022

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	DWS Small Cap Index VIP – Class A		Federated Hermes Fund for U.S. Government Securities II
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,947	$1,791	$81,996	$94,866
Realized gains (losses)	15,602	17,321	(14)	22,601
Unrealized appreciation (depreciation) during the year	11,016	12,260	(166,937)	103,953

Net increase (decrease) in net assets from operations	28,565	31,372	(84,955)	221,420

Contract transactions:
Payments received from contract owners	12,413	8,736	288,464	285,564
Transfers between Investment Options (including Guaranteed Interest Account), net	52,582	(15,172)	40,707	97,980
Transfers for contract benefits and terminations	(4,284)	(2)	(135,955)	(182,714)
Contract maintenance charges	(6,755)	(4,888)	(150,962)	(202,217)

Net increase (decrease) in net assets resulting from contract transactions	53,956	(11,326)	42,254	(1,387)

Total increase (decrease) in net assets	82,521	20,046	(42,701)	220,033

Net assets at beginning of period	196,642	176,596	4,117,333	3,897,300

Net assets at end of period	$279,163	$196,642	$4,074,632	$4,117,333

	Federated Hermes Government Money Fund II - Service Shares		Federated Hermes High Income Bond Fund II – Primary Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(107)	$4,518	$34,808	$39,700
Realized gains (losses)	-	-	2,100	5,698
Unrealized appreciation (depreciation) during the year	63	-	(2,819)	(10,193)

Net increase (decrease) in net assets from operations	(44)	4,518	34,089	35,205

Contract transactions:
Payments received from contract owners	332,935	285,669	29,545	26,047
Transfers between Investment Options (including Guaranteed Interest Account), net	620,160	1,516,281	8,315	(7,142)
Transfers for contract benefits and terminations	(297,524)	(947,285)	(3,444)	(29,776)
Contract maintenance charges	(312,638)	(269,079)	(28,132)	(30,833)

Net increase (decrease) in net assets resulting from contract transactions	342,933	585,586	6,284	(41,704)

Total increase (decrease) in net assets	342,889	590,104	40,373	(6,499)

Net assets at beginning of period	2,829,663	2,239,559	702,779	709,278

Net assets at end of period	$3,172,552	$2,829,663	$743,152	$702,779

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Fidelity® VIP Contrafund® – Service Class		Fidelity® VIP Growth Opportunities Portfolio – Service Class
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,201	$5,864	$(948)	$393
Realized gains (losses)	788,669	106,620	1,878,533	2,294,568
Unrealized appreciation (depreciation) during the year	338,255	883,158	35,173	4,887,123

Net increase (decrease) in net assets from operations	1,129,125	995,642	1,912,758	7,182,084

Contract transactions:
Payments received from contract owners	116,067	157,829	810,813	496,505
Transfers between Investment Options (including Guaranteed Interest Account), net	(313,070)	(270,063)	(597,033)	(1,094,045)
Transfers for contract benefits and terminations	(333,961)	(236,292)	(1,072,919)	(1,413,077)
Contract maintenance charges	(175,180)	(180,433)	(510,553)	(488,450)

Net increase (decrease) in net assets resulting from contract transactions	(706,144)	(528,959)	(1,369,692)	(2,499,067)

Total increase (decrease) in net assets	422,981	466,683	543,066	4,683,017

Net assets at beginning of period	4,306,514	3,839,831	16,645,988	11,962,971

Net assets at end of period	$4,729,495	$4,306,514	$17,189,054	$16,645,988

	Fidelity® VIP Growth Portfolio – Service Class		Fidelity® VIP Investment Grade Bond Portfolio –Service Class
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(42)	$1,396	$68,503	$54,820
Realized gains (losses)	707,422	223,256	89,803	4,028
Unrealized appreciation (depreciation) during the year	(67,555)	667,557	(185,310)	160,228

Net increase (decrease) in net assets from operations	639,825	892,209	(27,004)	219,076

Contract transactions:
Payments received from contract owners	83,730	83,256	219,628	178,277
Transfers between Investment Options (including Guaranteed Interest Account), net	(351,840)	39,521	1,264,379	37,439
Transfers for contract benefits and terminations	(87,204)	(104,820)	(168,422)	(190,672)
Contract maintenance charges	(130,145)	(118,006)	(119,626)	(124,616)

Net increase (decrease) in net assets resulting from contract transactions	(485,459)	(100,049)	1,195,959	(99,572)

Total increase (decrease) in net assets	154,366	792,160	1,168,955	119,504

Net assets at beginning of period	2,940,293	2,148,133	2,574,511	2,455,007

Net assets at end of period	$3,094,659	$2,940,293	$3,743,466	$2,574,511

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$84,350	$89,870	$64,074	$52,323
Realized gains (losses)	10,560	(13,431)	25,243	80,117
Unrealized appreciation (depreciation) during the year	180,831	(90,595)	286,243	(230,580)

Net increase (decrease) in net assets from operations	275,741	(14,156)	375,560	(98,140)

Contract transactions:
Payments received from contract owners	115,929	81,873	145,243	136,799
Transfers between Investment Options (including Guaranteed Interest Account), net	(97,127)	(86,675)	(133,170)	68,844
Transfers for contract benefits and terminations	(56,163)	(56,884)	(37,997)	(164,291)
Contract maintenance charges	(57,268)	(68,627)	(87,381)	(96,639)

Net increase (decrease) in net assets resulting from contract transactions	(94,629)	(130,313)	(113,305)	(55,287)

Total increase (decrease) in net assets	181,112	(144,469)	262,255	(153,427)

Net assets at beginning of period	1,690,609	1,835,078	2,032,690	2,186,117

Net assets at end of period	$1,871,721	$1,690,609	$2,294,945	$2,032,690

	Guggenheim VT Long Short Equity Fund		Invesco Oppenheimer V.I. Capital Appreciation Fund
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$46	$49	$-	$-
Realized gains (losses)	7	1	37,388	35,462
Unrealized appreciation (depreciation) during the year	1,440	252	14,964	35,737

Net increase (decrease) in net assets from operations	1,493	302	52,352	71,199

Contract transactions:
Payments received from contract owners	739	787	7,495	9,846
Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	(96,761)	(6,406)
Transfers for contract benefits and terminations	(2)	(4)	(2,929)	(1,798)
Contract maintenance charges	(754)	(711)	(6,903)	(7,426)

Net increase (decrease) in net assets resulting from contract transactions	(17)	72	(99,098)	(5,784)

Total increase (decrease) in net assets	1,476	374	(46,746)	65,415

Net assets at beginning of period	6,285	5,911	272,701	207,286

Net assets at end of period	$7,761	$6,285	$225,955	$272,701

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Invesco Oppenheimer V.I. Global Fund		Invesco Oppenheimer V.I. Main Street Small Cap Fund®
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$2,304	$7,439	$11,332
Realized gains (losses)	40,380	20,473	365,649	65,487
Unrealized appreciation (depreciation) during the year	59,092	108,561	453,458	554,836

Net increase (decrease) in net assets from operations	99,472	131,338	826,546	631,655

Contract transactions:
Payments received from contract owners	27,273	24,143	298,719	193,995
Transfers between Investment Options (including Guaranteed Interest Account), net	49,756	(8,469)	(297,889)	62,173
Transfers for contract benefits and terminations	(10,077)	(56,213)	(306,561)	(315,112)
Contract maintenance charges	(18,685)	(17,156)	(123,704)	(108,830)

Net increase (decrease) in net assets resulting from contract transactions	48,267	(57,695)	(429,435)	(167,774)

Total increase (decrease) in net assets	147,739	73,643	397,111	463,881

Net assets at beginning of period	636,838	563,195	3,799,276	3,335,395

Net assets at end of period	$784,577	$636,838	$4,196,387	$3,799,276

	Invesco V.I. American Franchise Fund – Series I Shares		Invesco V.I. Core Equity Fund – Series I Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(177)	$2,286	$3,093	$5,104
Realized gains (losses)	575,808	274,480	16,718	87,709
Unrealized appreciation (depreciation) during the year	(88,809)	943,942	94,687	(42,526)

Net increase (decrease) in net assets from operations	486,822	1,220,708	114,498	50,287

Contract transactions:
Payments received from contract owners	163,838	157,225	21,280	21,145
Transfers between Investment Options (including Guaranteed Interest Account), net	(143,802)	(66,481)	(2,178)	(4,258)
Transfers for contract benefits and terminations	(352,011)	(158,316)	(26,880)	(9,652)
Contract maintenance charges	(171,799)	(163,688)	(22,105)	(21,705)

Net increase (decrease) in net assets resulting from contract transactions	(503,774)	(231,260)	(29,883)	(14,470)

Total increase (decrease) in net assets	(16,952)	989,448	84,615	35,817

Net assets at beginning of period	4,085,969	3,096,521	422,135	386,318

Net assets at end of period	$4,069,017	$4,085,969	$506,750	$422,135

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Invesco V.I. Equity and Income Fund – Series II Shares		Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,712	$5,550	$914	$1,101
Realized gains (losses)	4,629	11,915	82	31,182
Unrealized appreciation (depreciation) during the year	45,243	14,844	39,566	(16,463)

Net increase (decrease) in net assets from operations	56,584	32,309	40,562	15,820

Contract transactions:
Payments received from contract owners	13,182	10,181	7,557	6,840
Transfers between Investment Options (including Guaranteed Interest Account), net	90,064	21,177	(921)	2,580
Transfers for contract benefits and terminations	(4,346)	(3,330)	(60)	(104)
Contract maintenance charges	(18,870)	(11,079)	(5,692)	(5,150)

Net increase (decrease) in net assets resulting from contract transactions	80,030	16,949	884	4,166

Total increase (decrease) in net assets	136,614	49,258	41,446	19,986

Net assets at beginning of period	284,427	235,169	174,729	154,743

Net assets at end of period	$421,041	$284,427	$216,175	$174,729

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares		Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$97	$247	$15,827	$16,386
Realized gains (losses)	434	9,422	9,376	(2,219)
Unrealized appreciation (depreciation) during the year	30,802	385	(8,942)	14,139

Net increase (decrease) in net assets from operations	31,333	10,054	16,261	28,306

Contract transactions:
Payments received from contract owners	8,285	7,319	20,460	23,022
Transfers between Investment Options (including Guaranteed Interest Account), net	(14)	(552)	128,732	(3,873)
Transfers for contract benefits and terminations	(3,553)	(2,055)	(68,230)	(23,262)
Contract maintenance charges	(4,869)	(4,550)	(25,889)	(15,563)

Net increase (decrease) in net assets resulting from contract transactions	(151)	162	55,073	(19,676)

Total increase (decrease) in net assets	31,182	10,216	71,334	8,630

Net assets at beginning of period	156,686	146,470	452,103	443,473

Net assets at end of period	$187,868	$156,686	$523,437	$452,103

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares		Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$69,238	$89,881	$3,942	$6,624
Realized gains (losses)	774,580	(30,492)	106,809	6,303
Unrealized appreciation (depreciation) during the year	804,141	60,492	81,790	(25,425)

Net increase (decrease) in net assets from operations	1,647,959	119,881	192,541	(12,498)

Contract transactions:
Payments received from contract owners	469,616	299,866	39,753	51,018
Transfers between Investment Options (including Guaranteed Interest Account), net	(216,244)	22,870	6,705	(53,033)
Transfers for contract benefits and terminations	(333,716)	(333,273)	(138,851)	(9,564)
Contract maintenance charges	(234,304)	(238,483)	(48,331)	(41,028)

Net increase (decrease) in net assets resulting from contract transactions	(314,648)	(249,020)	(140,724)	(52,607)

Total increase (decrease) in net assets	1,333,311	(129,139)	51,817	(65,105)

Net assets at beginning of period	5,790,823	5,919,962	677,768	742,873

Net assets at end of period	$7,124,134	$5,790,823	$729,585	$677,768

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II		Morningstar Balanced ETF Asset Allocation Portfolio – Class II
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$16,568	$26,013	$24,302	$28,252
Realized gains (losses)	130,074	29,812	78,437	(5,143)
Unrealized appreciation (depreciation) during the year	117,960	81,173	65,094	102,477

Net increase (decrease) in net assets from operations	264,602	136,998	167,833	125,586

Contract transactions:
Payments received from contract owners	277,684	139,538	101,106	79,299
Transfers between Investment Options (including Guaranteed Interest Account), net	(59,553)	(80,295)	193,155	(348,523)
Transfers for contract benefits and terminations	(369,285)	(50,908)	(105,235)	(37)
Contract maintenance charges	(116,345)	(106,209)	(33,334)	(57,468)

Net increase (decrease) in net assets resulting from contract transactions	(267,499)	(97,874)	155,692	(326,729)

Total increase (decrease) in net assets	(2,897)	39,124	323,525	(201,143)

Net assets at beginning of period	1,570,728	1,531,604	1,526,753	1,727,896

Net assets at end of period	$1,567,831	$1,570,728	$1,850,278	$1,526,753

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Morningstar Growth ETF Asset Allocation Portfolio – Class II		Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$51,659	$67,755	$4,924	$7,451
Realized gains (losses)	175,510	107,864	14,252	4,381
Unrealized appreciation (depreciation) during the year	324,994	155,421	4,316	15,558

Net increase (decrease) in net assets from operations	552,163	331,040	23,492	27,390

Contract transactions:
Payments received from contract owners	563,915	302,512	12,306	11,999
Transfers between Investment Options (including Guaranteed Interest Account), net	(12,304)	29,795	(7,758)	174,250
Transfers for contract benefits and terminations	(298,408)	(311,655)	(26,579)	(152)
Contract maintenance charges	(185,518)	(190,954)	(15,729)	(18,569)

Net increase (decrease) in net assets resulting from contract transactions	67,685	(170,302)	(37,760)	167,528

Total increase (decrease) in net assets	619,848	160,738	(14,268)	194,918

Net assets at beginning of period	3,765,761	3,605,023	381,288	186,370

Net assets at end of period	$4,385,609	$3,765,761	$367,020	$381,288

	Neuberger Berman AMT Mid Cap Growth Portfolio - S Class		PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(22)	$(16)	$124,563	$127,551
Realized gains (losses)	42,306	14,830	53,299	2,121
Unrealized appreciation (depreciation) during the year	(6,227)	64,385	671,106	(64,095)

Net increase (decrease) in net assets from operations	36,057	79,199	848,968	65,577

Contract transactions:
Payments received from contract owners	19,767	7,684	243,556	169,231
Transfers between Investment Options (including Guaranteed Interest Account), net	42,634	14,444	(259,234)	304,545
Transfers for contract benefits and terminations	(11,646)	(2,926)	(199,593)	(184,798)
Contract maintenance charges	(14,689)	(15,296)	(86,843)	(76,209)

Net increase (decrease) in net assets resulting from contract transactions	36,066	3,906	(302,114)	212,769

Total increase (decrease) in net assets	72,123	83,105	546,854	278,346

Net assets at beginning of period	278,341	195,236	2,568,665	2,290,319

Net assets at end of period	$350,464	$278,341	$3,115,519	$2,568,665

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	PIMCO Real Return Portfolio – Advisor Class		PIMCO Total Return Portfolio – Advisor Class
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$14,891	$1,757	$10,308	$12,293
Realized gains (losses)	(58)	3,875	25,864	11,415
Unrealized appreciation (depreciation) during the year	2,495	10,575	(42,698)	25,530

Net increase (decrease) in net assets from operations	17,328	16,207	(6,526)	49,238

Contract transactions:
Payments received from contract owners	79,576	6,512	30,322	29,368
Transfers between Investment Options (including Guaranteed Interest Account), net	467,377	7,599	3,234	(5,971)
Transfers for contract benefits and terminations	(285)	(304)	(41,262)	(8,640)
Contract maintenance charges	(15,844)	(5,614)	(28,584)	(31,990)

Net increase (decrease) in net assets resulting from contract transactions	530,824	8,193	(36,290)	(17,233)

Total increase (decrease) in net assets	548,152	24,400	(42,816)	32,005

Net assets at beginning of period	122,170	97,770	627,137	595,132

Net assets at end of period	$670,322	$122,170	$584,321	$627,137

	Rydex VT Inverse Government Long Bond Strategy Fund		Rydex VT Nova Fund
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$10	$72	$130
Realized gains (losses)	(495)	(727)	1,099	1,968
Unrealized appreciation (depreciation) during the year	536	(210)	6,088	813

Net increase (decrease) in net assets from operations	41	(927)	7,259	2,911

Contract transactions:
Payments received from contract owners	163	163	36	35
Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	-	-
Transfers for contract benefits and terminations	(1)	-	(62)	(54)
Contract maintenance charges	(286)	(329)	(1,241)	(1,065)

Net increase (decrease) in net assets resulting from contract transactions	(124)	(166)	(1,267)	(1,084)

Total increase (decrease) in net assets	(83)	(1,093)	5,992	1,827

Net assets at beginning of period	3,315	4,408	17,762	15,935

Net assets at end of period	$3,232	$3,315	$23,754	$17,762

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Templeton Developing Markets VIP Fund – Class 2		Templeton Foreign VIP Fund – Class 2
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,853	$18,211	$20,582	$31,663
Realized gains (losses)	22,618	(12,685)	(12,791)	(73,206)
Unrealized appreciation (depreciation) during the year	(51,759)	47,646	37,640	(8,000)

Net increase (decrease) in net assets from operations	(24,288)	53,172	45,431	(49,543)

Contract transactions:
Payments received from contract owners	16,247	15,459	72,448	61,787
Transfers between Investment Options (including Guaranteed Interest Account), net	(66,541)	(63,652)	(79,639)	(104,605)
Transfers for contract benefits and terminations	(9,193)	(19,460)	(27,590)	(47,013)
Contract maintenance charges	(17,704)	(18,879)	(37,912)	(42,066)

Net increase (decrease) in net assets resulting from contract transactions	(77,191)	(86,532)	(72,693)	(131,897)

Total increase (decrease) in net assets	(101,479)	(33,360)	(27,262)	(181,440)

Net assets at beginning of period	545,925	579,285	1,034,272	1,215,712

Net assets at end of period	$444,446	$545,925	$1,007,010	$1,034,272

	Templeton Growth VIP Fund – Class 2		TVST Touchstone Balanced Fund
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$20,550	$47,083	$594	$2,190
Realized gains (losses)	9,829	(2,550)	3,926	5,667
Unrealized appreciation (depreciation) during the year	56,502	34,895	28,821	21,205

Net increase (decrease) in net assets from operations	86,881	79,428	33,341	29,062

Contract transactions:
Payments received from contract owners	105,793	101,644	14,810	11,221
Transfers between Investment Options (including Guaranteed Interest Account), net	42,240	(73,540)	54,428	(234)
Transfers for contract benefits and terminations	(17,580)	(78,636)	(2,887)	(21,930)
Contract maintenance charges	(66,609)	(76,899)	(11,897)	(11,160)

Net increase (decrease) in net assets resulting from contract transactions	63,844	(127,431)	54,454	(22,103)

Total increase (decrease) in net assets	150,725	(48,003)	87,795	6,959

Net assets at beginning of period	1,793,056	1,841,059	184,022	177,063

Net assets at end of period	$1,943,781	$1,793,056	$271,817	$184,022

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	TVST Touchstone Bond Fund		TVST Touchstone Common Stock Fund
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$51,156	$28,256	$64,081	$56,586
Realized gains (losses)	11,734	4,263	682,002	431,247
Unrealized appreciation (depreciation) during the year	(83,335)	118,211	2,107,493	1,576,655

Net increase (decrease) in net assets from operations	(20,445)	150,730	2,853,576	2,064,488

Contract transactions:
Payments received from contract owners	168,712	138,046	805,829	630,693
Transfers between Investment Options (including Guaranteed Interest Account), net	461,992	49,743	(575,708)	(428,734)
Transfers for contract benefits and terminations	(150,476)	(162,906)	(928,811)	(877,201)
Contract maintenance charges	(70,777)	(73,611)	(346,727)	(325,632)

Net increase (decrease) in net assets resulting from contract transactions	409,451	(48,728)	(1,045,417)	(1,000,874)

Total increase (decrease) in net assets	389,006	102,002	1,808,159	1,063,614

Net assets at beginning of period	1,705,457	1,603,455	10,553,277	9,489,663

Net assets at end of period	$2,094,463	$1,705,457	$12,361,436	$10,553,277

	TVST Touchstone Small Company Fund		Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,353	$2,312	$44,672	$58,667
Realized gains (losses)	111,674	43,869	259,929	82,749
Unrealized appreciation (depreciation) during the year	322,207	239,406	2,164,139	(224,583)

Net increase (decrease) in net assets from operations	435,234	285,587	2,468,740	(83,167)

Contract transactions:
Payments received from contract owners	122,517	95,013	399,112	291,515
Transfers between Investment Options (including Guaranteed Interest Account), net	(214,561)	104,102	(302,419)	260,244
Transfers for contract benefits and terminations	(141,834)	(163,361)	(583,289)	(365,039)
Contract maintenance charges	(55,424)	(46,534)	(208,986)	(203,413)

Net increase (decrease) in net assets resulting from contract transactions	(289,302)	(10,780)	(695,582)	(16,693)

Total increase (decrease) in net assets	145,932	274,807	1,773,158	(99,860)

Net assets at beginning of period	1,868,392	1,593,585	5,449,632	5,549,492

Net assets at end of period	$2,014,324	$1,868,392	$7,222,790	$5,449,632

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Virtus KAR Capital Growth Series – Class A Shares		Virtus KAR Enhanced Core Equity Series – Class A Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$98,988	$62,344
Realized gains (losses)	163,199	88,242	184,756	888,342
Unrealized appreciation (depreciation) during the year	7,769	392,906	408,589	(458,367)

Net increase (decrease) in net assets from operations	170,968	481,148	692,333	492,319

Contract transactions:
Payments received from contract owners	61,766	55,016	186,636	166,764
Transfers between Investment Options (including Guaranteed Interest Account), net	772	529	(63,610)	(136,818)
Transfers for contract benefits and terminations	(23,248)	(54,940)	(157,681)	(93,760)
Contract maintenance charges	(59,587)	(57,631)	(186,722)	(189,510)

Net increase (decrease) in net assets resulting from contract transactions	(20,297)	(57,026)	(221,377)	(253,324)

Total increase (decrease) in net assets	150,671	424,122	470,956	238,995

Net assets at beginning of period	1,413,830	989,708	4,080,496	3,841,501

Net assets at end of period	$1,564,501	$1,413,830	$4,551,452	$4,080,496

	Virtus KAR Small-Cap Growth Series – Class A Shares		Virtus KAR Small-Cap Value Series – Class A Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(6)	$(4)	$9,820	$70,732
Realized gains (losses)	607,549	445,163	1,181,099	506,222
Unrealized appreciation (depreciation) during the year	(409,988)	804,946	334,745	1,243,514

Net increase (decrease) in net assets from operations	197,555	1,250,105	1,525,664	1,820,468

Contract transactions:
Payments received from contract owners	96,481	80,938	468,619	364,855
Transfers between Investment Options (including Guaranteed Interest Account), net	94,335	(91,381)	(304,995)	(52,825)
Transfers for contract benefits and terminations	(259,123)	(142,944)	(492,500)	(521,169)
Contract maintenance charges	(154,342)	(157,654)	(275,140)	(254,593)

Net increase (decrease) in net assets resulting from contract transactions	(222,649)	(311,041)	(604,016)	(463,732)

Total increase (decrease) in net assets	(25,094)	939,064	921,648	1,356,736

Net assets at beginning of period	4,119,335	3,180,271	7,869,468	6,512,732

Net assets at end of period	$4,094,241	$4,119,335	$8,791,116	$7,869,468

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares		Virtus SGA International Growth Series – Class A Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$110,942	$117,595	$(496)	$(424)
Realized gains (losses)	4,954	(2,177)	1,411,563	237,473
Unrealized appreciation (depreciation) during the year	(75,751)	104,117	(142,207)	2,748,183

Net increase (decrease) in net assets from operations	40,145	219,535	1,268,860	2,985,232

Contract transactions:
Payments received from contract owners	305,115	268,543	1,261,042	971,171
Transfers between Investment Options (including Guaranteed Interest Account), net	382,498	140,596	335,902	(36,468)
Transfers for contract benefits and terminations	(296,747)	(324,205)	(1,042,840)	(1,135,491)
Contract maintenance charges	(154,868)	(174,487)	(514,157)	(518,805)

Net increase (decrease) in net assets resulting from contract transactions	235,998	(89,553)	39,947	(719,593)

Total increase (decrease) in net assets	276,143	129,982	1,308,807	2,265,639

Net assets at beginning of period	3,682,639	3,552,657	15,427,641	13,162,002

Net assets at end of period	$3,958,782	$3,682,639	$16,736,448	$15,427,641

	Virtus Strategic Allocation Series – Class A Shares		Wanger International
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,002	$4,571	$27,803	$77,079
Realized gains (losses)	112,515	19,530	104,626	111,642
Unrealized appreciation (depreciation) during the year	(51,398)	172,873	732,637	353,417

Net increase (decrease) in net assets from operations	64,119	196,974	865,066	542,138

Contract transactions:
Payments received from contract owners	15,758	29,454	329,629	241,969
Transfers between Investment Options (including Guaranteed Interest Account), net	(63,737)	(15,080)	(51,759)	(42,303)
Transfers for contract benefits and terminations	(169,485)	(14,176)	(277,031)	(284,384)
Contract maintenance charges	(26,023)	(29,408)	(170,639)	(162,893)

Net increase (decrease) in net assets resulting from contract transactions	(243,487)	(29,210)	(169,800)	(247,611)

Total increase (decrease) in net assets	(179,368)	167,764	695,266	294,527

Net assets at beginning of period	791,495	623,731	4,654,456	4,359,929

Net assets at end of period	$612,127	$791,495	$5,349,722	$4,654,456

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Wanger Select		Wanger USA
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(42)	$4,361	$16,245	$(31)
Realized gains (losses)	85,522	53,063	90,914	175,808
Unrealized appreciation (depreciation) during the year	(43,532)	94,640	75,501	218,740

Net increase (decrease) in net assets from operations	41,948	152,064	182,660	394,517

Contract transactions:
Payments received from contract owners	21,118	27,728	53,601	56,963
Transfers between Investment Options (including Guaranteed Interest Account), net	(16,126)	(55,235)	(14,331)	(11,660)
Transfers for contract benefits and terminations	(15,989)	(51,721)	(77,637)	(95,333)
Contract maintenance charges	(28,474)	(30,310)	(79,910)	(71,654)

Net increase (decrease) in net assets resulting from contract transactions	(39,471)	(109,538)	(118,277)	(121,684)

Total increase (decrease) in net assets	2,477	42,526	64,383	272,833

Net assets at beginning of period	720,787	678,261	2,051,726	1,778,893

Net assets at end of period	$723,264	$720,787	$2,116,109	$2,051,726

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization

The PHLVIC Variable Universal Life (the “Separate Account”), is a separate account of PHL Variable Insurance Company (“PHL”, ”PHL Variable”, the Company, “we” or “us”). PHL is a Connecticut stock life insurance company and is a wholly-owned subsidiary of PHL Delaware, LLC (“PHL Delaware”), whose ultimate parent is Nassau Insurance Group Holdings GP, LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. On December 31, 2018, PHL was contributed by The Nassau Companies of New York (“NCNY”) to its parent, Nassau, who contributed PHL to its wholly owned subsidiary, PHL Delaware.

Nassau, formerly known as Nassau Reinsurance Group Holdings L.P., changed its name effective October 5, 2018. NCNY, formerly known as The Phoenix Companies, Inc. changed its name effective November 13, 2018.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on December 7, 1994. The Separate Account currently consists of 54 investment options (also known as sub-accounts) that invest in shares of underlying mutual funds.

The contract owners may allocate premium payments and contract value to the following sub-accounts in the variable contract (“contract”) which have the same or similar name as the underlying mutual funds (collectively, the “Funds” or individually, the “Fund”):

Alger Capital Appreciation Portfolio - Class I-2 Shares
AMT Sustainable Equity Portfolio - Class S
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
DWS Equity 500 Index VIP – Class A
DWS Small Cap Index VIP – Class A
Federated Hermes Fund for U.S. Government Securities II
Federated Hermes Government Money Fund II - Service Shares
Federated Hermes High Income Bond Fund II – Primary Shares
Fidelity® VIP Contrafund® Portfolio – Service Class
Fidelity® VIP Growth Opportunities Portfolio – Service Class
Fidelity® VIP Growth Portfolio – Service Class
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Franklin Income VIP Fund – Class 2
Franklin Mutual Shares VIP Fund – Class 2
Guggenheim VT Long Short Equity Fund
Invesco Oppenheimer V.I. Capital Appreciation Fund– Service Shares
Invesco Oppenheimer V.I. Global Fund
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Equity and Income Fund – Series II Shares
Invesco V.I. Mid Cap Core Equity Fund –Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
Morningstar Balanced ETF Asset Allocation Portfolio – Class II
Morningstar Growth ETF Asset Allocation Portfolio – Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class
PIMCO Real Return Portfolio – Advisor Class

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization (Continued)

PIMCO Total Return Portfolio – Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund
Rydex VT Nova Fund
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
Templeton Growth VIP Fund – Class 2
TVST Touchstone Balanced Fund
TVST Touchstone Bond Fund
TVST Touchstone Common Stock Fund
TVST Touchstone Small Company Fund
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
Virtus KAR Capital Growth Series – Class A Shares
Virtus KAR Enhanced Core Equity Series – Class A Shares
Virtus KAR Small-Cap Growth Series – Class A Shares
Virtus KAR Small-Cap Value Series – Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares
Virtus SGA International Growth Series – Class A Shares
Virtus Strategic Allocation Series – Class A Shares
Wanger International
Wanger Select
Wanger USA

Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).

PHL Variable and the Separate Account are subject to regulation by the Department of Insurance of the State of Connecticut and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from PHL Variable’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against PHL Variable’s general account assets.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 2—Significant Accounting Policies

The financial statements have been prepared in accordance with US generally accepted accounting principles (“GAAP”). The Separate Account is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies of the Separate Account:

A.

Valuation of investments: Investments are made in the Funds and stated at fair value based on the reported net asset values of the respective Funds, which in turn value their investment securities at fair value.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

•

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2021.

B.

Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.

Federal Income taxes: PHL is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and it together with the operations of the Separate Account are included in the consolidated federal income tax return of NCNY through 2018. On December 31, 2018, NCNY transferred 100% of the Company’s common stock to an affiliate and consequently the Company departed the NCNY consolidated tax group. Starting in 2019, the Company filed a consolidated tax return with a newly formed affiliate, Concord Re. Starting in 2020, The Company and Concord Re-entered into a tax sharing agreement. The Company’s U.S. federal income return for years 2017 and after may be selected for review by tax authorities. Under the current provisions of the Code, PHL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made currently to the Separate Account for federal income taxes. PHL will review periodically the tax liability of the Separate Account in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against the Separate Account.

Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as the possibility for elevated mortality and investment market volatility. Actual results may differ from those estimates.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Investment Option	Purchases	Sales

Alger Capital Appreciation Portfolio – Class I-2 Shares	$77,235	$90,993

AMT Sustainable Equity Portfolio - Class S	529,170	661,649

Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	152,358	249,855

DWS Equity 500 Index VIP – Class A	1,073,708	747,543

DWS Small Cap Index VIP – Class A	95,092	25,550

Federated Hermes Fund for U.S. Government Securities II	357,291	233,042

Federated Hermes Government Money Fund II - Service Shares	1,165,841	823,015

Federated Hermes High Income Bond Fund II – Primary Shares	99,398	58,306

Fidelity® VIP Contrafund® Portfolio – Service Class	685,217	830,133

Fidelity® VIP Growth Opportunities Portfolio – Service Class	2,279,815	2,092,272

Fidelity® VIP Growth Portfolio – Service Class	712,153	566,827

Fidelity® VIP Investment Grade Bond Portfolio – Service Class	1,565,331	211,033

Franklin Income VIP Fund – Class 2	241,039	251,317

Franklin Mutual Shares VIP Fund – Class 2	217,500	266,731

Guggenheim VT Long Short Equity Fund	562	534

Invesco Oppenheimer V.I. Capital Appreciation Fund	18,484	105,885

Invesco Oppenheimer V.I. Global Fund	114,340	26,609

Invesco Oppenheimer V.I. Main Street Small Cap Fund®	491,464	650,503

Invesco V.I. American Franchise Fund – Series I Shares	588,878	603,654

Invesco V.I. Core Equity Fund – Series I Shares	28,070	44,269

Invesco V.I. Equity and Income Fund – Series II Shares	116,603	25,853

Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	7,449	5,652

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	8,125	7,976

Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	170,665	91,392

Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	1,222,703	755,223

Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	115,593	188,688

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	215,326	433,432

Morningstar Balanced ETF Asset Allocation Portfolio – Class II	383,940	133,615

Morningstar Growth ETF Asset Allocation Portfolio – Class II	710,328	440,172

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	24,965	46,643

Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	113,057	36,382

PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	374,106	551,657

PIMCO Real Return Portfolio – Advisor Class	564,334	18,620

PIMCO Total Return Portfolio – Advisor Class	165,840	164,375

Rydex VT Inverse Government Long Bond Strategy Fund	120	243

Rydex VT Nova Fund	942	1,267

Templeton Developing Markets VIP Fund – Class 2	35,749	96,926

Templeton Foreign VIP Fund – Class 2	115,548	167,659

Templeton Growth VIP Fund – Class 2	227,345	142,950

TVST Touchstone Balanced Fund	80,708	22,727

TVST Touchstone Bond Fund	612,588	140,725

TVST Touchstone Common Stock Fund	964,414	1,556,499

TVST Touchstone Small Company Fund	118,867	369,814

Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	561,621	1,094,603

Virtus KAR Capital Growth Series – Class A Shares	207,634	65,334

Virtus KAR Enhanced Core Equity Series – Class A Shares	425,377	369,926

Virtus KAR Small-Cap Growth Series – Class A Shares	848,219	479,249

Virtus KAR Small-Cap Value Series – Class A Shares	1,454,587	951,020

Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares	705,931	358,990

Virtus SGA International Growth Series – Class A Shares	2,679,066	1,296,069

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments (Continued)

Investment Option	Purchases	Sales

Virtus Strategic Allocation Series – Class A Shares	$106,930	$290,661

Wanger International	397,585	462,760

Wanger Select	98,833	60,536

Wanger USA	127,018	158,601

	$24,455,062	$19,525,959

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding

The changes in units outstanding were as follows:

	For the period ended December 31, 2021			For the period ended December 31, 2020
	Units	Units	Net Increase	Units	Units	Net Increase
Investment Option	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Alger Capital Appreciation Portfolio – Class I-2 Shares	258	(4,154)	(3,896)	321	(601)	(280)
AMT Sustainable Equity Portfolio - Class S	337,526	(517,532)	(180,006)	416,676	(804,506)	(387,830)
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	32,175	(62,884)	(30,709)	24,153	(24,770)	(617)
DWS Equity 500 Index VIP – Class A	65,360	(76,730)	(11,370)	34,669	(77,064)	(42,395)
DWS Small Cap Index VIP – Class A	21,224	(7,167)	14,057	9,949	(14,190)	(4,241)
Federated Hermes Fund for U.S. Government Securities II	126,111	(96,305)	29,806	408,378	(390,775)	17,603
Federated Hermes Government Money Fund II - Service Shares	1,208,430	(863,075)	345,355	3,057,260	(2,491,133)	566,127
Federated Hermes High Income Bond Fund II – Primary Shares	12,159	(11,160)	999	9,886	(16,591)	(6,705)
Fidelity® VIP Contrafund® Portfolio – Service Class	17,562	(62,172)	(44,610)	31,324	(122,049)	(90,725)
Fidelity® VIP Growth Opportunities Portfolio – Service Class	89,658	(223,779)	(134,121)	128,715	(581,560)	(452,845)
Fidelity® VIP Growth Portfolio – Service Class	10,506	(43,958)	(33,452)	18,566	(35,777)	(17,211)
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	798,952	(166,934)	632,018	153,072	(210,254)	(57,182)
Franklin Income VIP Fund – Class 2	74,286	(113,436)	(39,150)	125,115	(196,159)	(71,044)
Franklin Mutual Shares VIP Fund – Class 2	52,679	(74,468)	(21,789)	106,766	(98,757)	8,009
Guggenheim VT Long Short Equity Fund	298	(306)	(8)	386	(348)	38
Invesco Oppenheimer V.I. Capital Appreciation Fund	1,958	(25,755)	(23,797)	3,333	(5,997)	(2,664)
Invesco Oppenheimer V.I. Global Fund	22,745	(8,809)	13,936	9,411	(35,650)	(26,239)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	84,119	(196,846)	(112,727)	136,766	(197,482)	(60,716)
Invesco V.I. American Franchise Fund – Series I Shares	41,330	(158,705)	(117,375)	52,649	(136,530)	(83,881)
Invesco V.I. Core Equity Fund – Series I Shares	6,349	(15,131)	(8,782)	8,742	(14,852)	(6,110)
Invesco V.I. Equity and Income Fund – Series II Shares	36,809	(9,699)	27,110	27,243	(17,186)	10,057
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	2,262	(2,038)	224	3,976	(2,088)	1,888
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	2,174	(2,166)	8	2,662	(2,569)	93
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	53,525	(33,832)	19,693	10,163	(18,699)	(8,536)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	192,313	(295,147)	(102,834)	159,971	(270,138)	(110,167)
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	19,182	(64,753)	(45,571)	28,610	(63,057)	(34,447)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	121,879	(233,027)	(111,148)	122,055	(173,280)	(51,225)
Morningstar Balanced ETF Asset Allocation Portfolio – Class II	143,105	(67,241)	75,864	47,474	(244,164)	(196,690)
Morningstar Growth ETF Asset Allocation Portfolio – Class II	239,037	(214,294)	24,743	181,039	(276,016)	(94,977)
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	7,130	(29,152)	(22,022)	124,595	(12,409)	112,186
Neuberger Berman AMT Mid Cap Growth Portfolio—S Class	31,288	(16,333)	14,955	33,614	(31,045)	2,569
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	471,770	(868,789)	(397,019)	1,031,100	(580,597)	450,503
PIMCO Real Return Portfolio – Advisor Class	281,521	(10,669)	270,852	48,489	(41,590)	6,899
PIMCO Total Return Portfolio – Advisor Class	67,075	(83,342)	(16,267)	112,377	(120,931)	(8,554)
Rydex VT Inverse Government Long Bond Strategy Fund	642	(1,123)	(481)	689	(1,381)	(692)
Rydex VT Nova Fund	5	(165)	(160)	8	(216)	(208)
Templeton Developing Markets VIP Fund – Class 2	12,505	(52,125)	(39,620)	11,706	(82,464)	(70,758)
Templeton Foreign VIP Fund – Class 2	32,006	(41,059)	(9,053)	39,132	(70,461)	(31,329)
Templeton Growth VIP Fund – Class 2	95,839	(46,249)	49,590	56,477	(103,675)	(47,198)
TVST Touchstone Balanced Fund	26,740	(8,563)	18,177	5,231	(15,487)	(10,256)
TVST Touchstone Bond Fund	356,369	(127,064)	229,305	127,514	(157,335)	(29,821)
TVST Touchstone Common Stock Fund	208,166	(463,523)	(255,357)	222,080	(565,741)	(343,661)
TVST Touchstone Small Company Fund	33,194	(106,101)	(72,907)	96,541	(104,468)	(7,927)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	123,612	(183,272)	(59,660)	183,467	(150,487)	32,980
Virtus KAR Capital Growth Series – Class A Shares	6,365	(7,854)	(1,489)	6,496	(12,373)	(5,877)
Virtus KAR Enhanced Core Equity Series – Class A Shares	30,107	(58,581)	(28,474)	32,417	(76,365)	(43,948)
Virtus KAR Small-Cap Growth Series – Class A Shares	11,158	(20,086)	(8,928)	10,364	(34,196)	(23,832)
Virtus KAR Small-Cap Value Series – Class A Shares	82,057	(187,112)	(105,055)	112,721	(206,769)	(94,048)

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding (Continued)

	For the period ended December 31, 2021			For the period ended December 31, 2020
	Units	Units	Net Increase	Units	Units	Net Increase
Investment Option	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares	275,560	(160,476)	115,084	162,139	(172,478)	(10,339)
Virtus SGA International Growth Series – Class A Shares	712,330	(662,480)	49,850	561,475	(880,728)	(319,253)
Virtus Strategic Allocation Series – Class A Shares	9,100	(36,066)	(26,966)	7,641	(11,387)	(3,746)
Wanger International	79,335	(120,343)	(41,008)	112,438	(170,414)	(57,976)
Wanger Select	2,108	(5,687)	(3,579)	2,938	(35,992)	(33,054)
Wanger USA	5,646	(14,289)	(8,643)	8,190	(24,540)	(16,350)

Note 5—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2021, 2020, 2019, 2018, and 2017 follows:

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Alger Capital Appreciation Portfolio – Class I-2 Shares
2021	15	23.36	to	23.36	351	-	-	to	-	19.13%	to	19.13%
2020	19	19.61	to	19.61	371	-	-	to	-	41.75%	to	41.75%
2019	19	13.84	to	13.84	266	-	-	to	-	33.58%	to	33.58%
2018	20	10.36	to	10.36	203	0.08%	-	to	-	(0.10%)	to	(0.10%)
2017	21	10.37	to	10.37	222	0.16%	-	to	-	31.08%	to	31.08%

AMT Sustainable Equity Portfolio - Class S

2021	4,141	1.61	to	1.61	6,684	0.18%	-	to	0.12%	23.01%	to	23.16%
2020	4,321	1.31	to	1.31	5,662	0.38%	-	to	0.12%	19.14%	to	19.28%
2019[4]	4,709	1.10	to	1.10	5,173	0.29%	-	to	0.12%	9.77%	to	9.86%

Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
2021	178	4.11	to	4.30	764	0.79%	-	to	0.12%	24.26%	to	24.41%
2020	209	3.31	to	3.46	721	1.29%	-	to	0.12%	13.19%	to	13.32%
2019	210	2.92	to	3.05	638	1.12%	-	to	0.12%	25.68%	to	25.83%
2018‡	222	2.42	to	2.42	537	1.31%	-	to	-	(11.33%)	to	(11.33%)
2017	155	2.62	to	2.73	424	0.70%	-	to	-	15.89%	to	15.89%

DWS Equity 500 Index VIP – Class A
2021	788	5.24	to	13.48	9,212	1.43%	-	to	0.12%	28.24%	to	28.40%
2020	799	4.09	to	10.50	7,293	1.67%	-	to	0.12%	17.95%	to	18.10%
2019	842	3.47	to	8.89	6,550	1.95%	-	to	0.12%	31.03%	to	31.19%
2018	877	2.65	to	6.77	5,253	1.71%	-	to	0.12%	(4.77%)	to	(4.65%)
2017‡	952	2.78	to	7.10	6,033	1.75%	-	to	0.12%	21.39%	to	21.53%

DWS Small Cap Index VIP – Class A
2021	73	3.67	to	3.84	279	0.77%	-	to	0.12%	14.37%	to	14.50%
2020	59	3.21	to	3.35	197	1.15%	-	to	0.12%	19.29%	to	19.43%
2019	63	2.69	to	2.81	177	1.15%	-	to	0.12%	25.07%	to	25.22%
2018‡	97	2.20	to	2.24	217	1.00%	-	to	-	(11.23%)	to	(11.23%)
2017	79	2.41	to	2.52	199	1.01%	-	to	0.48%	13.78%	to	14.33%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Federated Hermes Fund for U.S. Government Securities II
2021	1,415	1.55	to	3.70	4,075	2.01%	-	to	0.12%	(2.16%)	to	(2.04%)
2020	1,385	1.59	to	3.78	4,117	2.22%	-	to	0.12%	5.09%	to	5.21%
2019	1,368	1.51	to	3.59	3,897	2.36%	-	to	0.12%	5.77%	to	5.90%
2018	1,471	1.43	to	3.39	4,022	2.46%	-	to	0.12%	0.33%	to	0.45%
2017‡	1,394	1.42	to	3.37	4,189	2.32%	-	to	0.12%	1.80%	to	1.92%

Federated Hermes Government Money Fund II - Service Shares
2021	3,082	0.98	to	1.03	3,173	0.00%	-	to	0.48%	(0.48%)	to	0.00%
2020	2,736	0.98	to	1.03	2,830	0.17%	-	to	0.48%	(0.28%)	to	0.20%
2019	2,170	1.00	to	1.03	2,240	1.63%	-	to	0.12%	1.52%	to	1.64%
2018	2,231	0.97	to	1.02	2,265	1.23%	-	to	0.48%	0.76%	to	1.25%
2017	2,453	0.97	to	1.00	2,460	0.31%	-	to	0.48%	(0.17%)	to	0.31%

Federated Hermes High Income Bond Fund II – Primary Shares
2021	105	2.53	to	8.03	743	4.80%	-	to	-	4.85%	to	4.85%
2020	104	2.41	to	7.66	703	5.96%	-	to	-	5.59%	to	5.59%
2019‡	111	2.28	to	7.25	709	5.58%	-	to	-	14.54%	to	14.54%
2018‡	108	1.99	to	6.33	575	8.62%	-	to	-	(3.29%)	to	(3.29%)
2017	120	2.31	to	6.54	715	6.56%	-	to	0.48%	6.43%	to	6.94%
Fidelity® VIP Contrafund® Portfolio – Service Class

2021	345	6.04	to	16.96	4,729	0.05%	-	to	0.12%	27.56%	to	27.71%
2020	389	4.74	to	13.28	4,307	0.15%	-	to	0.12%	30.27%	to	30.43%
2019	480	3.64	to	10.18	3,840	0.36%	-	to	0.12%	31.29%	to	31.45%
2018‡	581	1.91	to	7.75	3,334	0.60%	-	to	-	(6.49%)	to	(6.49%)
2017	635	2.95	to	8.28	4,053	0.89%	-	to	0.48%	21.18%	to	21.76%

Fidelity® VIP Growth Opportunities Portfolio – Service Class
2021	1,312	8.89	to	22.65	17,189	-	-	to	0.48%	11.29%	to	11.83%
2020	1,446	7.99	to	20.26	16,646	0.01%	-	to	0.48%	67.69%	to	68.49%
2019	1,899	4.76	to	12.02	11,963	0.05%	-	to	0.48%	40.02%	to	40.70%
2018	2,234	3.40	to	8.54	9,798	0.11%	-	to	0.48%	11.80%	to	12.35%
2017	2,635	3.04	to	7.61	10,192	0.20%	-	to	0.48%	33.76%	to	34.40%

Fidelity® VIP Growth Portfolio – Service Class
2021	230	7.25	to	16.84	3,095	-	-	to	0.12%	22.93%	to	23.08%
2020	263	5.90	to	13.68	2,940	0.06%	-	to	0.12%	43.58%	to	43.75%
2019	281	4.11	to	9.52	2,148	0.16%	-	to	0.12%	34.02%	to	34.18%
2018	307	3.06	to	7.09	1,757	0.15%	-	to	0.12%	(0.40%)	to	(0.27%)
2017	329	3.08	to	7.11	1,898	0.12%	-	to	0.12%	34.84%	to	35.00%

Fidelity® VIP Investment Grade Bond Portfolio – Service Class
2021	2,009	1.80	to	1.89	3,743	2.23%	-	to	0.12%	(0.84%)	to	(0.72%)
2020	1,377	1.81	to	1.91	2,575	2.17%	-	to	0.12%	9.12%	to	9.26%
2019	1,434	1.66	to	1.74	2,455	2.63%	-	to	0.12%	9.45%	to	9.58%
2018‡	1,512	1.52	to	1.59	2,360	2.36%	-	to	0.12%	(0.75%)	to	(0.63%)
2017	1,624	1.52	to	1.60	2,554	2.40%	-	to	0.48%	3.66%	to	4.16%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Franklin Income VIP Fund – Class 2
2021	776	2.47	to	2.61	1,872	4.68%	-	to	0.12%	16.61%	to	16.75%
2020	815	2.12	to	2.23	1,691	5.80%	-	to	0.12%	0.57%	to	0.69%
2019	886	2.10	to	2.22	1,835	5.26%	-	to	0.12%	15.92%	to	16.06%
2018‡	931	1.81	to	1.91	1,688	4.66%	-	to	0.12%	(4.42%)	to	(4.30%)
2017	1,038	1.89	to	2.00	1,966	3.86%	-	to	0.48%	9.15%	to	9.67%

Franklin Mutual Shares VIP Fund – Class 2
2021	603	2.66	to	7.18	2,295	2.90%	-	to	0.12%	19.02%	to	19.17%
2020	625	2.24	to	6.03	2,033	2.86%	-	to	0.12%	(5.16%)	to	(5.04%)
2019	617	2.36	to	6.35	2,186	1.77%	-	to	0.12%	22.42%	to	22.57%
2018‡	716	1.93	to	5.18	2,090	2.24%	-	to	0.12%	(9.18%)	to	(9.07%)
2017	820	2.11	to	5.69	2,736	2.26%	-	to	0.48%	7.83%	to	8.35%

Guggenheim VT Long Short Equity Fund
2021	3	2.76	to	2.76	8	0.66%	-	to	-	23.80%	to	23.80%
2020	3	2.23	to	2.23	6	0.85%	-	to	-	4.93%	to	4.93%
2019	3	2.13	to	2.13	6	0.57%	-	to	-	5.54%	to	5.54%
2018	3	2.01	to	2.01	6	-	-	to	-	(12.94%)	to	(12.94%)
2017	3	2.31	to	2.31	6	0.34%	-	to	-	14.85%	to	14.85%

Invesco Oppenheimer V.I. Capital Appreciation Fund
2021	51	3.95	to	4.53	226	-	-	to	-	22.28%	to	22.28%
2020	75	3.23	to	3.70	273	-	-	to	-	36.24%	to	36.24%
2019	78	2.37	to	2.72	207	-	-	to	-	35.85%	to	35.85%
2018	81	1.75	to	2.00	160	-	-	to	-	(5.96%)	to	(5.96%)
2017	74	1.86	to	2.13	156	0.01%	-	to	-	26.50%	to	26.50%

Invesco Oppenheimer V.I. Global Fund
2021	222	3.23	to	3.79	785	-	-	to	-	15.17%	to	15.17%
2020	208	2.80	to	3.29	637	0.44%	-	to	-	27.34%	to	27.34%
2019	234	2.20	to	2.58	563	0.62%	-	to	-	31.45%	to	31.45%
2018	254	1.68	to	1.96	465	0.77%	-	to	-	(13.39%)	to	(13.39%)
2017	240	1.93	to	2.27	506	0.72%	-	to	-	36.32%	to	36.32%

Invesco Oppenheimer V.I. Main Street Small Cap Fund®
2021	1,060	3.68	to	4.35	4,196	0.18%	-	to	0.12%	22.12%	to	22.26%
2020	1,172	3.01	to	3.56	3,799	0.38%	-	to	0.12%	19.49%	to	19.64%
2019	1,233	2.52	to	2.97	3,335	-	-	to	0.12%	25.98%	to	26.13%
2018‡	1,341	2.00	to	2.36	2,871	0.06%	-	to	0.12%	(10.65%)	to	(10.54%)
2017	1,575	2.23	to	2.64	3,763	0.64%	-	to	0.48%	13.37%	to	13.91%

Invesco V.I. American Franchise Fund – Series I Shares
2021	948	4.19	to	4.30	4,069	-	-	to	0.12%	11.79%	to	11.93%
2020	1,065	3.74	to	3.84	4,086	0.07%	-	to	0.12%	42.18%	to	42.35%
2019	1,149	2.63	to	2.70	3,097	-	-	to	0.12%	36.59%	to	36.76%
2018	1,296	1.93	to	1.97	2,554	-	-	to	0.12%	(3.74%)	to	(3.62%)
2017‡	1,415	2.00	to	2.05	2,894	0.08%	-	to	0.12%	27.19%	to	27.34%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Invesco V.I. Core Equity Fund – Series I Shares
2021	137	3.70	to	3.70	507	0.65%	-	to	-	27.74%	to	27.74%
2020	146	2.90	to	2.90	422	1.37%	-	to	-	13.85%	to	13.85%
2019	152	2.54	to	2.54	386	0.93%	-	to	-	28.96%	to	28.96%
2018	198	1.97	to	1.97	390	0.90%	-	to	-	(9.39%)	to	(9.39%)
2017	207	2.18	to	2.18	450	1.04%	-	to	-	13.17%	to	13.17%

Invesco V.I. Equity and Income Fund – Series II Shares
2021	138	2.77	to	3.11	421	1.83%	-	to	-	18.35%	to	18.35%
2020	111	2.34	to	2.63	284	2.31%	-	to	-	9.65%	to	9.65%
2019	101	2.13	to	2.40	235	1.83%	-	to	-	20.01%	to	20.01%
2018	159	1.78	to	2.00	313	2.06%	-	to	-	(9.73%)	to	(9.73%)
2017	138	1.97	to	2.21	299	1.61%	-	to	-	10.78%	to	10.78%

Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
2021	58	3.71	to	3.71	216	0.46%	-	to	-	23.24%	to	23.24%
2020	58	3.01	to	3.01	175	0.75%	-	to	-	9.25%	to	9.25%
2019	56	2.75	to	2.75	155	0.51%	-	to	-	25.28%	to	25.28%
2018	70	2.20	to	2.20	154	0.53%	-	to	-	(11.35%)	to	(11.35%)
2017	69	2.48	to	2.48	172	0.54%	-	to	-	14.92%	to	14.92%

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
2021	47	3.99	to	3.99	188	0.05%	-	to	-	19.87%	to	19.87%
2020	47	3.32	to	3.32	157	0.19%	-	to	-	6.76%	to	6.76%
2019	47	3.11	to	3.11	146	-	-	to	-	29.93%	to	29.93%
2018	76	2.40	to	2.40	183	0.02%	-	to	-	(13.24%)	to	(13.24%)
2017	88	2.76	to	2.76	244	0.36%	-	to	-	13.95%	to	13.95%

Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2021	185	2.41	to	2.87	523	3.09%	-	to	-	3.28%	to	3.28%
2020	166	2.33	to	2.78	452	3.88%	-	to	-	7.30%	to	7.30%
2019	174	2.17	to	2.59	443	4.25%	-	to	-	13.35%	to	13.35%
2018	149	1.92	to	2.28	334	4.05%	-	to	-	(4.02%)	to	(4.02%)
2017	168	2.00	to	2.38	396	3.90%	-	to	-	9.21%	to	9.21%

Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2021	2,115	3.24	to	3.38	7,124	1.06%	-	to	0.12%	28.86%	to	29.02%
2020	2,218	2.52	to	2.62	5,791	1.74%	-	to	0.12%	2.57%	to	2.70%
2019	2,328	2.45	to	2.55	5,920	1.64%	-	to	0.12%	22.35%	to	22.49%
2018‡	2,507	2.01	to	2.08	5,203	1.35%	-	to	0.12%	(8.25%)	to	(8.14%)
2017‡	2,786	2.19	to	2.26	6,292	1.34%	-	to	0.12%	13.25%	to	13.38%

Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
2021	235	2.55	to	3.12	730	0.51%	-	to	-	28.70%	to	28.70%
2020	280	1.98	to	2.42	678	1.12%	-	to	-	2.50%	to	2.50%
2019	315	1.93	to	2.37	743	0.91%	-	to	-	22.64%	to	22.64%
2018	335	1.57	to	1.93	644	0.68%	-	to	-	(15.04%)	to	(15.04%)
2017	338	1.85	to	2.27	762	0.61%	-	to	-	6.83%	to	6.83%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
2021	599	2.62	to	2.62	1,568	1.04%	-	to	-	18.33%	to	18.33%
2020	710	2.21	to	2.21	1,571	1.84%	-	to	-	9.96%	to	9.96%
2019	761	2.01	to	2.01	1,532	1.26%	-	to	-	22.17%	to	22.17%
2018	1,021	1.65	to	1.65	1,683	1.27%	-	to	-	(9.33%)	to	(9.33%)
2017	1,121	1.82	to	1.82	2,036	1.09%	-	to	-	19.80%	to	19.80%

Morningstar Balanced ETF Asset Allocation Portfolio – Class II
2021	886	2.09	to	2.09	1,850	1.44%	-	to	-	10.79%	to	10.79%
2020‡	810	1.89	to	1.89	1,527	2.10%	-	to	-	9.12%	to	9.12%
2019	1,007	1.68	to	1.73	1,728	1.88%	-	to	0.12%	16.12%	to	16.26%
2018	1,172	1.44	to	1.49	1,732	1.69%	-	to	0.12%	(6.35%)	to	(6.23%)
2017	1,394	1.54	to	1.58	2,199	1.67%	-	to	0.12%	13.19%	to	13.33%

Morningstar Growth ETF Asset Allocation Portfolio – Class II
2021	1,827	2.33	to	2.41	4,386	1.27%	-	to	0.12%	14.75%	to	14.88%
2020	1,803	2.03	to	2.10	3,766	2.08%	-	to	0.12%	9.87%	to	10.01%
2019	1,898	1.85	to	1.91	3,605	1.75%	-	to	0.12%	19.62%	to	19.77%
2018	2,048	1.55	to	1.59	3,250	1.61%	-	to	0.12%	(8.15%)	to	(8.04%)
2017‡	2,254	1.68	to	1.73	3,891	1.30%	-	to	0.12%	17.16%	to	17.30%

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II
2021	213	1.70	to	1.76	367	1.37%	-	to	0.12%	6.34%	to	6.47%
2020‡	235	1.65	to	1.65	381	2.12%	-	to	-	8.43%	to	8.43%
2019	122	1.52	to	1.52	186	2.08%	-	to	-	12.90%	to	12.90%
2018	127	1.35	to	1.35	171	2.05%	-	to	-	(4.25%)	to	(4.25%)
2017	131	1.41	to	1.41	185	1.71%	-	to	-	9.94%	to	9.94%

Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
2021	143	2.43	to	2.46	350	-	-	to	0.12%	12.59%	to	12.72%
2020	128	2.16	to	2.18	278	-	-	to	0.12%	39.54%	to	39.71%
2019	125	1.55	to	1.56	195	-	-	to	0.12%	32.32%	to	32.48%
2018‡	141	1.18	to	1.18	166	-	-	to	-	(6.56%)	to	(6.56%)
2017	130	1.25	to	1.26	163	-	-	to	0.48%	23.97%	to	24.56%

PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2021	4,069	0.84	to	0.88	3,116	4.08%	-	to	0.12%	32.95%	to	33.11%
2020	4,466	0.63	to	0.66	2,569	6.06%	-	to	0.12%	1.11%	to	1.23%
2019	4,016	0.62	to	0.66	2,290	4.36%	-	to	0.12%	11.22%	to	11.35%
2018‡	3,896	0.56	to	0.59	2,011	1.96%	-	to	0.12%	(14.30%)	to	(14.20%)
2017	3,711	0.65	to	0.69	2,222	10.92%	-	to	0.48%	1.56%	to	2.05%

PIMCO Real Return Portfolio – Advisor Class
2021	335	1.71	to	2.00	670	4.79%	-	to	-	5.48%	to	5.48%
2020	65	1.62	to	1.90	122	1.26%	-	to	-	11.60%	to	11.60%
2019‡	58	1.45	to	1.70	98	1.54%	-	to	-	8.33%	to	8.33%
2018‡	143	1.34	to	1.57	223	2.21%	-	to	-	(2.31%)	to	(2.31%)
2017	116	1.52	to	1.61	185	2.29%	-	to	0.48%	3.05%	to	3.55%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

PIMCO Total Return Portfolio – Advisor Class
2021	285	1.94	to	2.09	584	1.72%	-	to	0.48%	(1.84%)	to	(1.36%)
2020	301	1.98	to	2.12	627	2.03%	-	to	0.48%	8.02%	to	8.54%
2019	310	1.85	to	1.96	595	2.91%	-	to	0.12%	8.12%	to	8.25%
2018‡	335	1.58	to	1.81	597	2.45%	-	to	-	(0.63%)	to	(0.63%)
2017	327	1.72	to	1.82	585	1.92%	-	to	0.48%	4.31%	to	4.81%

Rydex VT Inverse Government Long Bond Strategy Fund
2021	14	0.24	to	0.24	3	-	-	to	-	0.97%	to	0.97%
2020	14	0.24	to	0.24	3	0.29%	-	to	-	(21.09%)	to	(21.09%)
2019	15	0.30	to	0.30	4	-	-	to	-	(13.29%)	to	(13.29%)
2018	16	0.34	to	0.34	5	-	-	to	-	3.79%	to	3.79%
2017	16	0.33	to	0.33	5	-	-	to	-	(8.89%)	to	(8.89%)

Rydex VT Nova Fund
2021	3	9.34	to	9.34	24	0.35%	-	to	-	42.18%	to	42.18%
2020	3	6.57	to	6.57	18	0.88%	-	to	-	20.03%	to	20.03%
2019	3	5.47	to	5.47	16	1.12%	-	to	-	45.04%	to	45.04%
2018	3	3.77	to	3.77	12	0.18%	-	to	-	(10.32%)	to	(10.32%)
2017	3	4.21	to	4.21	14	0.05%	-	to	-	31.78%	to	31.78%

Templeton Developing Markets VIP Fund – Class 2
2021	271	1.70	to	1.80	444	0.93%	-	to	0.12%	(5.85%)	to	(5.74%)
2020	311	1.81	to	1.91	546	3.93%	-	to	0.12%	17.04%	to	17.18%
2019	381	1.54	to	1.63	579	0.99%	-	to	0.12%	26.54%	to	26.70%
2018‡	467	1.22	to	1.28	568	0.89%	-	to	0.12%	(15.90%)	to	(15.79%)
2017	478	1.44	to	1.53	688	0.99%	-	to	0.48%	39.74%	to	40.41%

Templeton Foreign VIP Fund – Class 2
2021	300	1.73	to	4.78	1,007	1.90%	-	to	0.12%	4.03%	to	4.16%
2020	309	1.67	to	4.59	1,034	3.38%	-	to	0.12%	(1.28%)	to	(1.16%)
2019	340	1.69	to	4.64	1,216	1.75%	-	to	0.12%	12.39%	to	12.53%
2018‡	368	1.04	to	4.13	1,223	2.58%	-	to	-	(15.44%)	to	(15.44%)
2017	359	1.77	to	4.88	1,399	2.54%	-	to	0.48%	16.13%	to	16.69%

Templeton Growth VIP Fund – Class 2
2021	741	1.98	to	5.47	1,944	1.09%	-	to	0.12%	4.75%	to	4.87%
2020	691	1.89	to	5.21	1,793	2.96%	-	to	0.12%	5.67%	to	5.80%
2019	738	1.79	to	4.93	1,841	2.73%	-	to	0.12%	15.02%	to	15.15%
2018‡	810	1.56	to	4.28	1,789	1.96%	-	to	0.12%	(14.95%)	to	(14.85%)
2017	818	1.82	to	5.02	2,143	1.61%	-	to	0.48%	17.93%	to	18.50%

TVST Touchstone Balanced Fund
2021	88	3.07	to	3.23	272	0.26%	-	to	-	17.07%	to	17.07%
2020	70	2.62	to	2.76	184	1.29%	-	to	-	19.16%	to	19.16%
2019	80	2.20	to	2.32	177	0.76%	-	to	-	22.80%	to	22.80%
2018‡	155	1.79	to	1.89	280	1.11%	-	to	-	(6.07%)	to	(6.07%)
2017	152	1.83	to	2.01	292	-	-	to	0.48%	13.51%	to	14.06%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

TVST Touchstone Bond Fund
2021	1,177	1.72	to	1.81	2,094	2.70%	-	to	0.12%	(1.33%)	to	(1.21%)
2020	948	1.75	to	1.83	1,705	1.73%	-	to	0.12%	9.58%	to	9.71%
2019	978	1.59	to	1.67	1,603	1.23%	-	to	0.12%	10.33%	to	10.46%
2018‡	1,097	1.47	to	1.51	1,630	2.41%	-	to	-	(1.88%)	to	(1.88%)
2017	1,084	1.47	to	1.54	1,641	-	-	to	0.48%	3.18%	to	3.67%

TVST Touchstone Common Stock Fund
2021	2,790	4.19	to	4.64	12,361	0.54%	-	to	0.12%	27.70%	to	27.85%
2020	3,046	3.28	to	3.63	10,553	0.62%	-	to	0.12%	23.53%	to	23.68%
2019	3,389	2.66	to	2.93	9,490	0.56%	-	to	0.12%	28.43%	to	28.58%
2018‡	3,576	2.14	to	2.28	7,783	1.27%	-	to	-	(8.05%)	to	(8.05%)
2017	3,871	2.24	to	2.48	9,161	0.01%	-	to	0.48%	20.92%	to	21.50%

TVST Touchstone Small Company Fund
2021	481	3.93	to	4.53	2,014	0.07%	-	to	0.12%	24.03%	to	24.18%
2020	554	3.17	to	3.65	1,868	0.17%	-	to	0.12%	18.55%	to	18.70%
2019	562	2.67	to	3.08	1,594	0.03%	-	to	0.12%	21.25%	to	21.40%
2018‡	579	2.29	to	2.53	1,352	-	-	to	-	(7.98%)	to	(7.98%)
2017	690	2.39	to	2.75	1,748	0.06%	-	to	0.48%	18.55%	to	19.12%

Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
2021	1,045	4.68	to	17.15	7,223	0.69%	-	to	0.12%	46.24%	to	46.41%
2020	1,105	3.20	to	11.71	5,450	1.20%	-	to	0.12%	(1.67%)	to	(1.55%)
2019	1,072	3.25	to	11.90	5,549	1.66%	-	to	0.12%	27.27%	to	27.42%
2018‡	1,201	2.56	to	9.34	4,802	1.62%	-	to	0.12%	(6.64%)	to	(6.53%)
2017	1,214	2.72	to	9.99	5,364	1.43%	-	to	0.48%	5.46%	to	5.97%

Virtus KAR Capital Growth Series – Class A Shares
2021	122	4.54	to	13.14	1,565	-	-	to	-	12.14%	to	12.14%
2020	123	4.04	to	11.72	1,414	-	-	to	-	50.23%	to	50.23%
2019	129	2.69	to	7.80	990	-	-	to	-	39.87%	to	39.87%
2018‡	134	1.92	to	5.58	735	-	-	to	-	(7.25%)	to	(7.25%)
2017	158	2.08	to	6.01	933	-	-	to	-	36.07%	to	36.07%

Virtus KAR Enhanced Core Equity Series – Class A Shares
2021	536	3.51	to	8.95	4,551	2.27%	-	to	0.12%	17.25%	to	17.39%
2020	565	3.00	to	7.63	4,080	1.73%	-	to	0.12%	14.77%	to	14.91%
2019	609	2.61	to	6.64	3,842	1.20%	-	to	0.12%	28.52%	to	28.67%
2018	675	2.03	to	5.16	3,285	1.03%	-	to	0.12%	(12.97%)	to	(12.86%)
2017‡	728	2.34	to	5.92	4,066	1.57%	-	to	0.12%	22.81%	to	22.96%

Virtus KAR Small-Cap Growth Series – Class A Shares
2021	168	10.02	to	31.10	4,094	-	-	to	0.12%	4.86%	to	4.98%
2020	177	9.56	to	29.62	4,119	-	-	to	0.12%	44.47%	to	44.64%
2019	200	6.62	to	20.48	3,180	-	-	to	0.12%	37.15%	to	37.31%
2018‡	253	2.94	to	14.92	2,777	-	-	to	-	11.66%	to	11.66%
2017	270	4.30	to	13.36	2,689	-	-	to	0.48%	40.18%	to	40.85%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Virtus KAR Small-Cap Value Series – Class A Shares
2021	1,233	4.35	to	12.76	8,791	0.12%	-	to	0.12%	19.58%	to	19.72%
2020	1,338	3.64	to	10.66	7,869	1.11%	-	to	0.12%	29.49%	to	29.65%
2019	1,432	2.81	to	8.22	6,513	0.96%	-	to	0.12%	24.48%	to	24.63%
2018‡	1,487	2.26	to	6.60	5,502	0.89%	-	to	0.12%	(15.98%)	to	(15.88%)
2017	1,593	2.67	to	7.84	7,132	0.66%	-	to	0.48%	19.59%	to	20.16%

Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares
2021	1,292	2.31	to	6.37	3,959	2.91%	-	to	0.12%	0.95%	to	1.07%
2020	1,177	2.29	to	6.30	3,683	3.39%	-	to	0.12%	6.41%	to	6.53%
2019	1,188	2.15	to	5.91	3,553	3.69%	-	to	0.12%	10.34%	to	10.47%
2018‡	1,248	1.95	to	5.35	3,352	3.89%	-	to	0.12%	(2.78%)	to	(2.66%)
2017	1,336	2.00	to	5.50	3,785	4.35%	-	to	0.48%	6.21%	to	6.72%

Virtus SGA International Growth Series – Class A Shares
2021	5,971	2.52	to	7.40	16,736	-	-	to	0.12%	8.19%	to	8.32%
2020	5,921	2.33	to	6.83	15,428	-	-	to	0.12%	23.49%	to	23.64%
2019	6,240	1.88	to	5.53	13,162	0.86%	-	to	0.12%	18.39%	to	18.54%
2018‡	6,055	1.59	to	4.66	11,096	2.86%	-	to	0.12%	(16.77%)	to	(16.67%)
2017	6,207	1.90	to	5.60	13,923	1.60%	-	to	0.48%	15.40%	to	15.95%

Virtus Strategic Allocation Series – Class A Shares
2021	80	3.51	to	8.96	612	0.40%	-	to	0.12%	7.44%	to	7.57%
2020	107	3.27	to	8.33	791	0.69%	-	to	0.12%	33.80%	to	33.96%
2019	111	2.44	to	6.22	624	1.28%	-	to	0.12%	25.89%	to	26.05%
2018	127	1.94	to	4.93	574	1.40%	-	to	0.12%	(6.00%)	to	(5.89%)
2017‡	128	1.77	to	5.24	614	1.92%	-	to	-	18.97%	to	18.97%

Wanger International
2021	1,039	4.14	to	14.81	5,350	0.55%	-	to	0.12%	18.67%	to	18.81%
2020	1,080	3.49	to	12.46	4,654	1.99%	-	to	0.12%	14.23%	to	14.36%
2019	1,138	3.06	to	10.90	4,360	0.83%	-	to	0.12%	29.84%	to	29.99%
2018‡	1,131	2.35	to	8.38	3,483	2.02%	-	to	0.12%	(17.80%)	to	(17.70%)
2017	1,176	2.85	to	10.19	4,558	1.21%	-	to	0.48%	32.28%	to	32.91%

Wanger Select
2021	68	4.73	to	14.03	723	-	-	to	0.12%	5.70%	to	5.83%
2020	71	4.47	to	13.26	721	0.73%	-	to	0.12%	26.50%	to	26.65%
2019	104	3.54	to	10.47	678	0.07%	-	to	0.12%	29.15%	to	29.30%
2018‡	137	2.74	to	8.10	623	0.16%	-	to	0.12%	(12.52%)	to	(12.41%)
2017	147	3.11	to	9.24	770	0.17%	-	to	0.48%	26.06%	to	26.67%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Wanger USA
2021	156	5.03	to	15.48	2,116	0.75%	-	to	0.12%	8.77%	to	8.90%
2020	165	4.63	to	14.22	2,052	-	-	to	0.12%	24.08%	to	24.23%
2019	181	3.73	to	11.44	1,779	0.26%	-	to	0.12%	30.94%	to	31.10%
2018‡	195	2.85	to	8.73	1,424	0.09%	-	to	0.12%	(1.58%)	to	(1.46%)
2017	217	2.88	to	8.86	1,613	-	-	to	0.48%	19.01%	to	19.58%

‡

For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.

1The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the investment option from the Fund, net of expenses of the underlying Fund, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the investment option is affected by the timing of the declaration of dividends by the Fund in which the investment option invests.

2The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

3The total returns are for the periods indicated, including changes in the value of the Fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The unit value and total returns labeled ‘highest’ correspond with the product with the lowest expense ratio. The unit value and total return labeled ‘lowest’ correspond with the product with the highest expense ratio. There may be times that a product and/ or Fund are not active throughout the entire period indicated, in which case, those unit values and/or total returns may fall outside the range presented. Also, there may be times where the product with the lowest expense ratio has a lower unit value and/or total return shown than the product with the highest expense ratio. This can be caused by product and fund offerings starting at different unit values and at different points in time.

4From inception April 30, 2019 to December 31, 2019.

Note 6—Related Party Transactions and Charges and Deductions

Related Party Transactions

PHL Variable and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. PHL Variable is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

PHL Variable makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” (“M&E Fees”) or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 6—Related Party Transactions and Charges and Deductions (Continued)

A.	Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate PHL Variable for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, PHL Variable makes deductions for administrative charges. These charges are typically a flat dollar amount, but could also vary by face amount of coverage. Below is a table that summarizes the guaranteed maximum monthly deduction for the various plans offered by PHL Variable:

Plan	Guaranteed Maximum Monthly Admin Charge
Phoenix Benefit Choice VUL	$7
Phoenix Edge SVUL	Policy Options A or B $0.01 per $1,000 of face amount, capped at $75, in years 1-15 Policy Option C $0.08 per $1,000 of face amount, capped at $200, in years 1-15
Phoenix Edge VUL	None
Phoenix Executive VUL (08XVUL)	$20
Phoenix Express VUL (06PEXVUL)	Varies based on issue age and face amount, capped at $80
Phoenix Express VUL (V616)	$.35 per $1,000 of face amount
Phoenix Joint Edge VUL	$10

Contract Surrender Charge – In accordance with terms of the contracts, PHL Variable charges a deduction for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary. Below is a table that summarizes the surrender charge schedule for the various plans offered by PHL Variable:

Plan	Surrender Charge
Phoenix Benefit Choice VUL	10 year schedule for base policy, 15 year schedule for level term rider
Phoenix Edge SVUL	Option A -15 year schedule – decreasing to zero by year 16
Option B -10 year schedule – decreasing to zero by year 11
Option C - 5 year schedule – decreasing to zero by year 6
Phoenix Edge VUL	Option A -15 year schedule – decreasing to zero by year 16
Option B -10 year schedule – decreasing to zero by year 11
Option C - 5 year schedule – decreasing to zero by year 6
Phoenix Executive VUL (08XVUL)	None
Phoenix Express VUL	7 year schedule – level for 7 years then zero starting in year 8
Phoenix Joint Edge VUL	10 year schedule

Cost of Insurance Charge – In accordance with terms of the contracts, PHL Variable makes monthly deductions for costs of insurance to cover PHL Variable’s anticipated mortality costs. Because a contract account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Monthly Mortality and Expense Risk Fees (“M&E Fees”) – The M&E Fees are typically deducted daily from contract value allocated to the variable sub-accounts, however, certain products assess the M&E Fees monthly. In accordance with terms of the contracts, PHL Variable will make either monthly or daily deductions.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2021 and 2020 were $5,682,948 and $5,475,016, respectively.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 6—Related Party Transactions and Charges and Deductions (Continued)

B.	Optional Rider and Benefit Charges

PHL may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.

C.	Daily M&E

As mentioned above, the M&E is typically deducted daily from contract value allocated to the variable sub-accounts. These expenses are included in separate line item “Mortality and Expense Fees” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values. The total aggregate expense for the period ended December 31, 2021 was $5,520.

Below is a table that summarizes the annual equivalent M&E Fees deductions for the various plans offered by PHL:

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Phoenix Benefit Choice VUL (Years 1-20)		0.500%
Phoenix Benefit Choice VUL (Years 21+)		0.300%
Phoenix Executive VUL		0.900%
Phoenix Express VUL	0.480%
Phoenix Express VUL (V616)	0.120%
Phoenix Joint Edge VUL (Years 1-20)		0.500%
Phoenix Joint Edge VUL (Years 21+)		0.300%
The Phoenix Edge SVUL		0.900%
The Phoenix Edge VUL		0.900%

D.	Other Charges

PHL may deduct other charges depending on the contract terms.

Note 7—Distribution of Net Income

The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner’s overall value will increase as the individual sub-account value increases and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

Note 8—Diversification Requirements

Under the provisions of Section 817(h) of the Code, a contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

PHL intends that each of the investment options shall comply with the diversification requirements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 8—Diversification Requirements (Continued)

Note 9—Other

Regulatory Matters

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Internal Revenue Service (“IRS”) and other regulatory bodies regularly make inquiries of PHL and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. It is believed that the outcome of any current known regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Separate Account beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Note 10—Mergers, Liquidations, and Name Changes

A.	Mergers

There were no mergers in 2020.

On April 30, 2019, Neuberger Berman AMT Guardian Portfolio Class S merged into AMT Sustainable Equity Portfolio Class S.

B.	Liquidations

There were no liquidations in 2020 or 2021.

C.	Name Changes

Effective February 14, 2020, the Virtus Duff & Phelps International Series A Fund was renamed the Virtus SGA International Growth Series A Fund.

Effective May 1, 2020, the Federated Fund for U.S. Government Securities II Fund was renamed the Federated Hermes Fund for U.S. Government Securities II Fund.

Effective May 1, 2020, the Federated Government Money Fund II Fund was renamed the Federated Hermes Government Money Fund II Fund.

Effective May 1, 2020, the Federated High Income Bond Fund II Fund was renamed the Federated Hermes High Income Bond Fund II Fund.

Effective September 1, 2020, the Virtus Rampart Enhanced Core Equity Series A Fund was renamed the Virtus KAR Enhanced Core Equity Series A Fund.

Effective May 28, 2019, the Oppenheimer Capital Appreciation Fund/VA - Service Shares was renamed the Invesco Oppenheimer V.I. Capital Appreciation Fund.

Effective May 28, 2019, the Oppenheimer Global Fund/VA - Service Shares - Service Shares was renamed the Invesco Oppenheimer V.I. Global Fund.

Effective May 28, 2019, the Oppenheimer Main Street Small Cap Fund/VA - Service Shares was renamed the Invesco Oppenheimer V.I. Main Street Small Cap Fund.

Note 11—Subsequent Events

We have evaluated events subsequent to December 31, 2021 and through the financial statement issuance date. There were no subsequent events requiring disclosure.

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of PHL Variable Insurance Company and

Contract Owners of PHLVIC Variable Universal Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise PHLVIC Variable Universal Life Account (the Separate Account) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 5 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the PHL Variable Insurance Company’s separate accounts since 2015.

Hartford, Connecticut

April 14, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limiter, a private English company limited by guarantee.

Appendix

Alger Capital Appreciation Portfolio – Class I-2 Shares

AMT Sustainable Equity Portfolio – Class S

Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares

DWS Equity 500 Index VIP – Class A

DWS Small Cap Index VIP – Class A

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Government Money Fund II – Service Shares

Federated Hermes High Income Bond Fund II – Primary Shares

Fidelity® VIP Contrafund® Portfolio – Service Class

Fidelity® VIP Growth Opportunities Portfolio – Service Class

Fidelity® VIP Growth Portfolio – Service Class

Fidelity® VIP Investment Grade Bond Portfolio – Service Class

Franklin Income VIP Fund – Class 2

Franklin Mutual Shares VIP Fund – Class 2

Guggenheim VT Long Short Equity Fund

Invesco Oppenheimer V.I. Capital Appreciation Fund – Service Shares

Invesco Oppenheimer V.I. Global Fund

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Invesco V.I. American Franchise Fund – Series I Shares

Invesco V.I. Core Equity Fund – Series I Shares

Invesco V.I. Equity and Income Fund – Series II Shares

Invesco V.I. Mid Cap Core Equity Fund – Series I Shares

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares

Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares

Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares

Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

Morningstar Balanced ETF Asset Allocation Portfolio – Class II

Morningstar Growth ETF Asset Allocation Portfolio – Class II

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

Neuberger Berman AMT Mid Cap Growth Portfolio – S Class

PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class

PIMCO Real Return Portfolio – Advisor Class

PIMCO Total Return Portfolio – Advisor Class

Rydex VT Inverse Government Long Bond Strategy Fund

Rydex VT Nova Fund

Templeton Developing Markets VIP Fund – Class 2

Templeton Foreign VIP Fund – Class 2

Templeton Growth VIP Fund – Class 2

TVST Touchstone Balanced Fund

TVST Touchstone Bond Fund

TVST Touchstone Common Stock Fund

TVST Touchstone Small Company Fund

Virtus SGA International Growth Series – Class A Shares

Virtus Duff & Phelps Real Estate Securities Series – Class A Shares

Virtus KAR Capital Growth Series – Class A Shares

Virtus KAR Small-Cap Growth Series – Class A Shares

Virtus KAR Small-Cap Value Series – Class A Shares

Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares

Virtus KAR Enhanced Core Equity Series – Class A Shares

Virtus Strategic Allocation Series – Class A Shares

Wanger International

Wanger Select

Wanger USA

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

PHL Variable Insurance Company

One American Row

Hartford, Connecticut 06103-2899

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

1 Financial Plaza 755 Main Street, 11th Floor

Hartford, CT 06103

PHL Variable Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

PHL Variable Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4259 © 2020 The Nassau Companies of New York	12-21